UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) December 5, 2006

                                BRT REALTY TRUST
                                ----------------
               (Exact name of Registrant as specified in charter)


         Massachusetts            001-07172                    13-2755856
         ----------------------------------------------------------------
         (State or other     (Commission file No.)         (IRS Employer
          jurisdiction of                                      I.D. No.)
            incorporation)

          60 Cutter Mill Road, Suite 303, Great Neck, New York    11021
          -------------------------------------------------------------
              (Address of principal executive offices)       (Zip code)

        Registrant's telephone number, including area code     516-466-3100

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         --       Written communications pursuant to Rule 425 under the
Securities Act (17 CFR 230.425)

         --       Soliciting material pursuant to Rule 14a-12 under the Exchange
Act (17 CFR 240.14a-12)

         --       Pre-commencement communications pursuant to Rule 14d-2(b)
under the Exchange Act (17 CFR 240.14d-2(b))

         --       Pre-commencement communications pursuant to Rule 13e-4(c)
under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement.

On December 5, 2006, BRT Realty Trust (the "Company") entered into an Underwriting Agreement (the "Agreement") with Friedman, Billings, Ramsey & Co., Inc., as representative of the several underwriters named in the Agreement (the "Underwriters"), in connection with the public offering (the "Offering") of 2,800,000 shares of its beneficial interest, par value $3.00 per share (the "Common Shares"). The Agreement also grants the Underwriters an option to purchase up to an additional 420,000 Common Shares from the Company to cover over-allotments, if any, until December 14, 2006. The net proceeds to the Company of the offering described in the Agreement, after deducting the underwriting discount and estimated offering expenses payable by the Company, will be approximately $73.6 million (or, if the Underwriters' over-allotment option is exercised in full, $84.8 million). The closing of the Offering is expected to occur on December 11, 2006, and is subject to conditions customary for an offering of its kind.

A copy of the Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01    Financial Statements and Exhibits.

         (a) Financial Statements of Businesses Acquired.

             Not applicable.

         (b) Pro Forma Financial Information.

             Not applicable.

         (c) Shell Company Transactions.

             Not applicable.

         (d) Exhibits.

               10.1  Underwriting Agreement, dated December 5, 2006, between
                     BRT Realty Trust and Friedman, Billings, Ramsey & Co., Inc.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BRT REALTY TRUST



Date:     December 5, 2006         By:  /s/ Simeon Brinberg
                                   -----------------------------------
                                   Simeon Brinberg
                                   Senior Vice President and Secretary

                                                EXHIBIT 10.1







                                BRT REALTY TRUST


                     2,800,000 SHARES OF BENEFICIAL INTEREST


                             UNDERWRITING AGREEMENT

                                BRT REALTY TRUST

                     2,800,000 SHARES OF BENEFICIAL INTEREST

                             UNDERWRITING AGREEMENT

                                                        December 5, 2006

FRIEDMAN, BILLINGS, RAMSEY & CO., INC.
STIFEL, NICOLAUS & COMPANY, INCORPORATED
BMO CAPITAL MARKETS CORP.
as Representatives of the several Underwriters
c/o Friedman, Billings, Ramsey & Co., Inc.
1001 19th Street North
Arlington, Virginia 22209

Ladies and Gentlemen:

         BRT Realty Trust, a Massachusetts business trust (the "Company"), confirms its agreement with each of the Underwriters listed on Schedule I hereto (collectively, the "Underwriters"), for whom Friedman, Billings, Ramsey & Co., Inc., Stifel, Nicolaus & Company, Incorporated and BMO Capital Markets Corp. are acting as representatives (in such capacity, the "Representatives") with respect to (i) the sale by the Company of 2,800,000 shares of beneficial interest (the "Initial Shares"), par value $3.00 per share, of the Company (the "Common Shares"), to the Underwriters, acting severally and not jointly, set forth in
Schedule I hereto, and the purchase by the Underwriters, acting severally and not jointly, of the respective number of Common Shares set forth opposite the names of the Underwriters in Schedule I hereto, and (ii) the grant of the option described in Section 1(b) hereof to purchase all or any part of 420,000 additional Common Shares to cover over-allotments (the "Option Shares"), if any, from the Company to the Underwriters, acting severally and not jointly, in the respective number of Common Shares set forth opposite the names of each of the Underwriters listed in Schedule I hereto. The Initial Shares to be purchased by the Underwriters and all or any part of the Option Shares subject to the option described in Section 1(b) hereof are hereinafter called, collectively, the "Shares." The Company understands that the Underwriters propose to make a public offering of the Shares as soon as the Underwriters deem advisable after this Underwriting Agreement (this "Agreement") has been executed and delivered.

         The Company has filed with the Securities and Exchange Commission (the "Commission"), a registration statement on Form S-3 (No. 333-128458) including a related preliminary prospectus, for the registration of the Shares under the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations thereunder (the "Securities Act Regulations"). The Company has prepared and filed such amendments to the registration statement and such amendments or supplements to the related preliminary prospectus as may have been required to the date hereof, and will file such additional amendments or supplements as may hereafter be required. The registration statement has been declared effective under the Securities Act by the Commission. The registration statement, as amended at the time it was declared effective by the Commission (and, if the Company files a post-effective amendment to such registration statement which becomes effective prior to the Closing Time (as defined below), such registration statement as so amended) and including all information deemed to be a part of the registration statement pursuant to incorporation by reference, Rule 430B of the Securities Act Regulations or otherwise, is hereinafter called the "Registration Statement." The term "Base Prospectus" means the prospectus dated October 18, 2005 included in the Registration Statement, including all information incorporated by reference therein. The term "Prospectus Supplement" means the prospectus supplement specifically relating to the Shares in the form first filed with the Commission pursuant to Rule 424 under the Securities Act, including all information incorporated by reference therein. The term "Prospectus" means the Base Prospectus together with the Prospectus Supplement. The term "Preliminary Prospectus" means any preliminary form of the Prospectus in the form filed with the Commission pursuant to Rule 424 of the Securities Act Regulations.

         The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus.

         The term "Disclosure Package" means (i) the Base Prospectus and the Preliminary Prospectus, as most recently amended or supplemented immediately prior to the Initial Sale Time (as defined herein), (ii) the Issuer Free Writing Prospectuses (as defined below), if any, identified in Schedule II hereto, and
(iii) any other Free Writing Prospectus (as defined below) that the parties hereto shall hereafter expressly agree to treat as part of the Disclosure Package.

         The term "Issuer Free Writing Prospectus" means any issuer free writing prospectus, as defined in Rule 433 of the Securities Act Regulations. The term "Free Writing Prospectus" means any free writing prospectus, as defined in Rule 405 of the Securities Act Regulations.

         The Company and the Underwriters agree as follows:

1. Sale and Purchase.

(a) Initial Shares. Upon the basis of the warranties and representations and other terms and conditions herein set forth, at the purchase price per Common Share of $26.53, the Company agrees to sell to each Underwriter, severally and not jointly, and each Underwriter agrees, severally and not jointly, to purchase from the Company, the number of Initial Shares set forth in Schedule I opposite such Underwriter's name, plus any additional number of Initial Shares which such Underwriter may become obligated to purchase pursuant to the provisions of
Section 8 hereof subject, in each case, to such adjustments among the Underwriters as the Representatives in their sole discretion shall make to eliminate any sales or purchases of fractional shares.

(b) Option Shares. In addition, upon the basis of the warranties and representations and other terms and conditions herein set forth, at the purchase price per Common Share set forth in paragraph (a) above, the Company hereby grants an option to each Underwriter, severally and not jointly, to purchase from the Company all or any part of the Option Shares set forth opposite such party's name, plus, with respect to each Underwriter purchasing Option Shares, any additional number of Option Shares which each Underwriter may become obligated to purchase pursuant to the provisions of Section 8 hereof. The option hereby granted will expire on December 14, 2006 and may be exercised in whole or in part, but only at one time, on or prior to December 14, 2006 only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Shares upon written notice by the Representatives to the Company setting forth the number of Option Shares as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Shares. Any such time and date of delivery (an "Option Closing Time") shall be determined by the Representatives, but shall not be later than three full business days (or earlier, without the consent of the Company, than one full business days) after the exercise of said option, nor in any event prior to the Closing Time, as hereinafter defined. If the option is exercised as to all or any portion of the Option Shares, each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Shares then being purchased which the number of Initial Shares set forth in Schedule I opposite the name of such Underwriter bears to the total number of Initial Shares, subject in each case to such adjustments as the Representatives in their sole discretion shall make to eliminate any sales or purchases of fractional shares.

2. Payment and Delivery.

(a) Initial Shares. The Initial Shares to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours' prior written notice to the Company shall be delivered by or on behalf of the Company to the Representatives, including, at the option of the Representatives, through the facilities of The Depository Trust Company ("DTC") for the account of each Underwriter, against payment by or on behalf of each Underwriter of the purchase price therefor by wire transfer of federal (same-day) funds to the account specified to the Representatives by the Company upon at least forty-eight hours' prior written notice. The Company will cause the certificates representing the Initial Shares to be made available for checking and packaging not later than 1:00 p.m. New York City time on the business day prior to the Closing Time (as defined below) at the office of the Representatives, 1001 19th Street North, Arlington, Virginia 22209, or at the office of DTC or its designated custodian, as the case may be (the "Designated Office"). The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on December 11, 2006 or on such other time and date as the Company and the Representatives may agree upon in writing. The time at which such payment and delivery are actually made is hereinafter sometimes called the "Closing Time."

(b) Option Shares. Any Option Shares to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as the Representatives may request upon at least twenty-four hours' prior written notice to the Company shall be delivered by or on behalf of the Company to the Representatives, including, at the option of the Representatives, through the facilities of DTC for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of federal (same-day) funds to the account specified to the Representatives by the Company upon at least forty-eight hours' prior written notice. The Company will cause the certificates representing the Option Shares to be made available for checking and packaging at least twenty-four hours prior to the Option Closing Time at the Designated Office. The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on the date specified by the Representatives in the notice given by the Representatives to the Company of the Underwriters' election to purchase such Option Shares or on such other time and date as the Company and the Representatives may agree upon in writing.

3. Representations and Warranties of the Company. The Company represents and warrants to the Underwriters as of the date hereof, as of the Initial Sale Time (as defined below), as of the Closing Time and as of any Option Closing Time (if any), and agrees with each Underwriter, that:

(a) the Company has an authorized capitalization as set forth in both the Prospectus and the Disclosure Package; the outstanding shares of capital stock of the Company, each subsidiary of the Company set forth on Schedule III hereto (each a "Subsidiary" and, collectively, the "Subsidiaries"), and each joint venture and statutory trust of the Company as set forth on Schedule IV hereto (each a "Joint Venture" and, collectively, the "Joint Ventures") have been duly and validly authorized and issued and are fully paid and non-assessable, and all of the outstanding shares of capital stock of the Subsidiaries are directly or indirectly owned of record and beneficially by the Company and all of the membership interests in each limited liability partnership Subsidiary have been duly and validly authorized and issued and fully paid; except as disclosed in both the Prospectus and the Disclosure Package, there are no outstanding (i) securities or obligations of the Company or any of the Subsidiaries convertible into or exchangeable for any capital stock of the Company or any such Subsidiary, (ii) warrants, rights or options to subscribe for or purchase from the Company or any such Subsidiary any such capital stock or any such convertible or exchangeable securities or obligations, or (iii) obligations of the Company or any such Subsidiary to issue any shares of capital stock, any such convertible or exchangeable securities or obligation, or any such warrants, rights or options;

(b) each of the Company, each Subsidiary (all of which are named in Exhibit 21 to the Registration Statement), and each Joint Venture has been duly formed or incorporated, as the case may be, and is validly existing and in good standing under the laws of its respective jurisdiction of formation or incorporation with all requisite trust or corporate power and authority to own, lease and operate its respective properties and to conduct its respective business as now conducted and described in each of the Registration Statement, the Prospectus and the Disclosure Package and, in the case of the Company, to authorize, execute and deliver this Agreement, and to consummate the transactions contemplated herein;

(c) each of the Subsidiaries in which the Company owns any interest, the jurisdiction of formation of such Subsidiary and the Company's ownership interest in such Subsidiary are listed in Schedule III hereto,

(d) each of the Joint Ventures in which the Company or any Subsidiary owns any interest, the jurisdiction of formation of such Joint Venture and the Company's or any Subsidiary's ownership interest in such Joint Venture are listed in
Schedule IV hereto,

(e) the Company, the Subsidiaries and the Joint Ventures are duly qualified or registered to transact business in each jurisdiction in which the nature or conduct of their respective businesses as now conducted requires such qualification or in which they own or lease real property or otherwise maintain an office and in which the failure, individually or in the aggregate, to be so qualified or registered could reasonably be expected to have a material adverse effect on the assets, operations, business, earnings, prospects or condition (financial or otherwise), present or prospective, of the Company and the Subsidiaries taken as a whole (any such effect or change, where context so requires is hereinafter call a "Material Adverse Effect" or "Material Adverse Change"); except as disclosed in both the Prospectus and the Disclosure Package, no Subsidiary is prohibited or restricted, directly or indirectly, from paying dividends to the Company, or from making any other distribution with respect to such Subsidiary's capital stock or from repaying to the Company or any other Subsidiary any amounts which may from time to time become due under any loans or advances to such Subsidiary from the Company or such other Subsidiary, or from transferring any such Subsidiary's property or assets to the Company or to any other Subsidiary; other than the Subsidiaries, the Joint Ventures, the interests described on Schedule V or as disclosed in both the Prospectus and the Disclosure Package, the Company does not own, directly or indirectly, any capital stock or other equity securities of any other corporation or any ownership interest in any partnership, joint venture or other association;

(f) the Company and the Subsidiaries, and their assets, operations and business, are in compliance in all material respects with all applicable laws, rules, regulations, orders, decrees and judgments, including those relating to transactions with affiliates;

(g) neither the Company nor any of the Subsidiaries is in breach of, or in default under (nor has any event occurred which with notice, lapse of time, or both would constitute a breach of, or default under), its respective declaration of trust, charter, by-laws, certificate of limited liability company, agreement of limited liability company or other organizational documents, as the case may be, or in the performance or observance of any obligation, agreement, covenant or condition contained in any license, advisory agreement, (including, without limitation, that certain Advisory Agreement, dated February 7, 1983, as amended (the "Advisory Agreement") by and between the Company and REIT Management Corp.), management agreement, lease, guaranty, pledge agreement, indenture, mortgage, deed of trust, deed to secure debt, loan or credit agreement or other agreement or instrument, (including, without limitation, that certain Shared Services Agreement, dated January 1, 2002, as amended (the "Shared Services Agreement") by and among the Company, One Liberty Properties, Inc., Majestic Property Management Corp., Majestic Property Affiliates, Inc. and REIT Management Corp.) to which the Company or any of the Subsidiaries is a party or by which any of them or their respective properties is bound, except for such breaches or defaults which could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

(h) the issuance, sale and delivery by the Company of the Shares, the execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein will not (A) conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of, or default under), (i) any provision of the declaration of trust, charter, by-laws, certificate of limited liability company, agreement of limited liability company or other organization documents, as the case may be, of the Company or any of the Subsidiaries, (ii) any provision of any license, advisory agreement (including the Advisory Agreement), management agreement, lease, guaranty, pledge agreement, indenture, mortgage, deed of trust, deed to secure debt, loan or credit agreement or other agreement or instrument (including the Shared Services Agreement) to which the Company or any of the Subsidiaries is a party or by which any of them or their respective properties may be bound or affected, or (iii) any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company or any of the Subsidiaries, and no such license, advisory agreement (including the Advisory Agreement), management agreement, lease, indenture, mortgage, deed of trust, deed to secure debt, loan or credit agreement or other agreement or instrument (including the Shares Services Agreement) to which the Company or any of the Subsidiaries is a party or by which any of them or their respective properties may be bound contains a materially burdensome restriction that is not adequately disclosed in the Registration Statement and the Prospectus; or (B) result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of the Company or any Subsidiary;

(i) the Third Amended and Restated Declaration of Trust of the Company (the "Declaration of Trust"), has been duly authorized, executed and delivered by the Company, and is a legal, valid and binding agreement of the Company, enforceable in accordance with its terms;

(j) the Company has full legal right, power and authority to enter into and perform this Agreement and to consummate the transactions contemplated herein; this Agreement has been duly authorized, executed and delivered by the Company and is a legal, valid and binding agreement of the Company enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and by general principles of equity, and except to the extent that the indemnification and contribution provisions of Section 9 hereof may be limited by federal or state securities laws and public policy considerations in respect thereof;

(k) each Joint Venture has full legal right, power and authority to enter into and perform its obligations under its respective joint venture agreement (the "Joint Venture Agreements"); each Joint Venture Agreement has been duly authorized, executed and delivered by the respective Joint Venture and is a legal, valid and binding agreement of the Joint Venture enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and by general principles of equity;

(l) the issuance and sale of the Shares to the Underwriters hereunder have been duly authorized by the Company; when issued and delivered against payment therefor as contemplated in this Agreement, the Shares will be validly issued, fully paid and non-assessable, free and clear of any pledge, lien, encumbrance, security interest or other claim, and the issuance and sale of the Shares by the Company will not be subject to any preemptive or similar rights, arising by operation of law, under the organization documents of the Company, under any agreement to which the Company or any Subsidiary is a party or otherwise; except as contemplated herein, no person or entity holds a right to require or participate in the registration under the Securities Act of the Shares pursuant to the Registration Statement; no person or entity has a right of participation or first refusal with respect to the sale of the Shares by the Company; except as contemplated herein, no holder of the Shares is or will be subject to personal liability by reason of being such a holder; no person or entity has a right to require the company to register any capital stock of the Company owned by such person or entity under the Securities Act, there are no contracts, agreements or understandings between the Company and any person or entity granting such person or entity the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company or to require the Company to include such securities with the Shares registered pursuant to the Registration Statement;

(m) no approval, authorization, consent or order of or filing with any federal, state or local governmental or regulatory commission, board, body, authority or agency is required in connection with the execution, delivery and performance of this Agreement, the consummation of the transactions contemplated hereby or the sale and delivery of the Shares as contemplated hereby other than (i) such as have been obtained, or will have been obtained at the Closing Time or the relevant Option Closing Time, as the case may be, under the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (ii) such approvals as will have been obtained prior to the Closing Time in connection with the approval of the listing of the Shares on the New York Stock Exchange and (iii) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters;

(n) each of the Company and the Subsidiaries has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any federal, state or local law, regulation or rule, and has obtained all necessary authorizations, consents and approvals from other persons required in order to own their respective assets and to conduct their respective operations and businesses as described in the Prospectus and the Disclosure Package, except to the extent that any failure to have any such licenses, authorizations, consents or approvals, to make any such filings or to obtain any such authorizations, consents or approvals could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; neither the Company nor any of the Subsidiaries is required by any applicable law to obtain accreditation or certification from any governmental agency or authority in order to provide the products and services which it currently provides or which it proposes to provide as set forth in both the Prospectus and the Disclosure Package; neither the Company nor any of the Subsidiaries, nor any of their assets, operations or businesses is in violation of, in default under, or has received any notice regarding a possible violation, default or revocation of any such license, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or any of the Subsidiaries, the effect of which could reasonably be expected to result in a Material Adverse Change; and no such license, authorization, consent or approval contains a materially burdensome restriction that is not adequately disclosed in the Registration Statement, the Prospectus and the Disclosure Package;

(o) each of the Registration Statement and any Rule 462(b) Registration Statement has become effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are threatened by the Commission, and any request on the part of the Commission for additional information has been complied with to the Commission's satisfaction;

(p) the Registration Statement is an automatic shelf registration statement as defined in Rule 405 under the Securities Act, and the Company is eligible to use the Registration Statement as an automatic shelf registration statement and the Company has not received notice that the Commission objects to the use of the Registration Statement as an automatic shelf registration statement;

(q) the Company and the transactions contemplated by this Agreement meet the requirements and conditions for using a registration statement on Form S-3 under the Securities Act, set forth in the General Instructions to Form S-3; the Preliminary Prospectus and the Registration Statement as of each effective date and as of the date hereof complied or will comply and the Prospectus and any further amendments or supplements to the Registration Statement, the Preliminary Prospectus or the Prospectus will comply, when they have become effective or are filed with the Commission, as the case may be, in all material respects with the requirements of the Securities Act and the Securities Act Regulations and, in each case, present, or will present, fairly the information required to be shown;

(r) the Registration Statement, as of each effective date and as of the date hereof, did not, does not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Preliminary Prospectus does not, and the Prospectus or any amendment or supplement thereto will not, as of the applicable filing date, the date hereof and at the Closing Time and on each Option Closing Time (if any), contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no warranty or representation with respect to any statement contained in or omitted from the Registration Statement, the Preliminary Prospectus or the Prospectus in reliance upon and in conformity with the information concerning the Underwriters and furnished in writing by or on behalf of the Underwriters through the Representatives to the Company expressly for use therein (that information being limited to that described in the last sentence of the first paragraph of Section 9(b) hereof);

(s) as of the date hereof, the Company (i) is subject to the requirement to file reports pursuant to Section 13 or Section 15(d) of the Exchange Act, (ii) has filed all reports and other materials required to be filed by Sections 13(a), 14 or 15(d) of the Exchange Act during the preceding 12 months (or for such shorter period that the Company was required to file such reports and materials), other than not filing a Current Report on Form 8-K in connection with its earnings release on August 8, 2006 (iii) has filed an Annual Report on Form 10-K required under Section 13(a) or 15(d) under the Exchange Act for its most recently completed fiscal year; (iii) is not, and during the past three years was not (nor was any predecessor), (a) a blank check company as defined in Rule 419(a)(2), (b) a shell company, other than a business combination related shell company, each as defined in Rule 405, or (c) a registrant for an offering of penny stock as defined in Rule 3a51-1 of the Exchange Act Regulations, and (iv) makes its periodic and current reports filed pursuant to Section 13 or Section 15(d) of the Exchange Act readily available and accessible on a web site maintained by or for the Company and containing information about the Company;

(t) each document incorporated by reference in the Prospectus and the Disclosure Package, when it became effective or was filed with the Commission, as applicable, conformed in all material respects to the requirements of the Securities Act and the Securities Act Regulations, or the Exchange Act or the rules and regulations thereunder (the "Exchange Act Regulations"), as applicable, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus and the Disclosure Package or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as applicable, will conform in all material respects to the requirements of the Securities Act and the Securities Act Regulations, or the Exchange Act and the Exchange Act Regulations, as applicable, and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(u) as of 6:00 p.m. (Eastern Standard Time) on the date of this Agreement (the "Initial Sale Time"), the Disclosure Package did not, and at the time of each sale of Shares and at the Closing Time and each Option Closing Time, the Disclosure Package will not, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; as of its issue date or date of first use and at all subsequent times through the Initial Sale Time, each Issuer Free Writing Prospectus did not, and at the time of each sale of Shares and at the Closing Time and each Option Closing Time, each such Issuer Free Writing Prospectus will not, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no warranty or representation with respect to any statement contained in or omitted from the Disclosure Package in reliance upon and in conformity with the information concerning the Underwriters and furnished in writing by or on behalf of the Underwriters through the Representatives to the Company expressly for use therein (that information being limited to that described in the last sentence of the first paragraph of Section 9(b) hereof);

(v) each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Shares did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, including any document incorporated by reference therein that has not been superseded or modified;

(w) the Company is eligible to use Free Writing Prospectuses in connection with this offering pursuant to Rules 164 and 433 under the Securities Act; any Free Writing Prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act Regulations has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act and the Securities Act Regulations; and each Free Writing Prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act Regulations or that was prepared by or on behalf of or used by the Company complies or will comply in all material respects with the requirements of the Securities Act and the Securities Act Regulations;

(x) except for the Issuer Free Writing Prospectuses identified in Schedule II hereto, and any electronic road show relating to the public offering of shares contemplated herein, the Company has not prepared, used or referred to, and will not, without the prior consent of the Representatives, prepare, use or refer to, any Free Writing Prospectus;

(y) the Preliminary Prospectus, the Prospectus and any Issuer Free Writing Prospectuses (to the extent any such Issuer Free Writing Prospectus was required to be filed with the Commission) delivered to the Underwriters for use in connection with the public offering of the Shares contemplated herein have been and will be identical to the versions of such documents transmitted to the Commission for filing via the Electronic Data Gathering Analysis and Retrieval System ("EDGAR"), except to the extent permitted by Regulation S-T;

(z) the Company filed the Registration Statement with the Commission before using any Issuer Free Writing Prospectus; and each Issuer Free Writing Prospectus was preceded or accompanied by the most recent Preliminary Prospectus satisfying the requirements of Section 10 under the Securities Act;

(aa) all legal or governmental proceedings, contracts or documents which are material and of a character required to be filed as exhibits to the Registration Statement or to be summarized or described in the Prospectus have been so filed, summarized or described as required;

(bb) there are no actions, suits, proceedings, inquiries or investigations pending or, to the Company's knowledge, threatened against the Company or any of the Subsidiaries or any of their respective officers and directors or to which the properties, assets or rights of any such entity is subject, at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority, arbitration panel or agency which could reasonably be expected to result in a judgment, decree, award or order having a Material Adverse Effect, or which could adversely affect the consummation of the transactions contemplated by this Agreement in any material respect;

(cc) the financial statements, including the notes thereto, included in (or incorporated by reference into) each of the Registration Statement, the Prospectus and the Disclosure Package present fairly the consolidated financial position of the entities to which such financial statements relate (the "Covered Entities") as of the dates indicated and the consolidated results of operations and changes in financial position and cash flows of the Covered Entities for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles as applied in the United States and on a consistent basis during the periods involved and in accordance with Regulation S-X promulgated by the Commission; the financial statement schedules included in (or incorporated by reference into) the Registration Statement and the amounts in both the Prospectus and the Disclosure Package under the captions "Summary - Summary Financial Information" and "Selected Financial Information" fairly present the information shown therein and have been compiled on a basis consistent with the financial statements included in each of the Registration Statement, the Prospectus and the Disclosure Package; no other financial statements or supporting schedules are required to be included in the Registration Statement, the Prospectus or the Disclosure Package; the unaudited pro forma financial information (including the related notes) included in each of the Registration Statement, the Prospectus and the Disclosure Package complies as to form in all material respects with the applicable accounting requirements of the Securities Act and the Securities Act Regulations, and includes all adjustments and reconciliations necessary to present fairly in accordance with United States generally accepted accounting principles the pro forma financial position of the respective entity or entities presented therein at the respective dates indicated and their cash flows and the results of operations for the respective periods specified, and management of the Company believes that the assumptions underlying the pro forma adjustments are reasonable; such pro forma adjustments have been properly applied to the historical amounts in the compilation of the information and such information fairly presents with respect to the Company and the Subsidiaries, the financial position, results of operations and other information purported to be shown therein at the respective dates and for the respective periods specified; and no other pro forma financial information is required to be included in (or incorporated by reference into) the Registration Statement, the Prospectus or the Disclosure Package;

(dd) the statistical, industry related and market related data included in the Registration Statement, the Prospectus and the Disclosure Package are based on or derived from sources which the Company reasonably and in good faith believes are reliable and accurate, and such data agree with the sources from which they are derived;

(ee) the Company is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act and files reports with the Commission on the EDGAR System. The Company's Common Shares are registered pursuant to Section 12(b) of the Exchange Act and the outstanding Common Shares are listed on the New York Stock Exchange and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Shares under the Exchange Act or de-listing the Common Shares from the New York Stock Exchange, nor has the Company received any notification that the Commission or the New York Stock Exchange is contemplating terminating such registration or listing.

(ff) other than as set forth in subsection 3(s)(ii) above, the Company has filed in a timely manner all reports required to be filed pursuant to Sections 13, 14, 15(d) of the Exchange Act during the preceding twelve calendar months and if during such period the Company has relied on Rule 12b-25(b) under the Exchange Act ("Rule 12b-25(b)") with respect to a report or a portion of a report, that report or portion of a report has actually been filed within the time period prescribed by Rule 12b-25(b);

(gg) Ernst & Young LLP, whose reports on the consolidated financial statements of the Company and the Subsidiaries are filed with the Commission as part of each of the Registration Statement, the Prospectus and the Disclosure Package or are incorporated by reference therein, and any other accounting firm that has certified Company financial statements and delivered its reports with respect thereto, are, and were during the periods covered by their reports, independent public accountants as required by the Securities Act and the Securities Act Regulations and are registered with the Public Company Accounting Oversight Board;

(hh) subsequent to the respective dates as of which information is given in each of the Registration Statement, the Prospectus and the Disclosure Package, and except as may be otherwise stated in such documents, there has not been (A) any Material Adverse Change, whether or not arising in the ordinary course of business, (B) any transaction that is material to the Company and the Subsidiaries taken as a whole, contemplated or entered into by the Company or any of the Subsidiaries, (C) any obligation, contingent or otherwise, directly or indirectly incurred by the Company or any Subsidiary that is material to the Company and Subsidiaries taken as a whole or (D) any dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock;

(ii) the authorized shares of beneficial interest of the Company, including the Shares, conform in all material respects to the description thereof contained in the Registration Statement, the Prospectus and the Disclosure Package; the authorized, issued and outstanding shares of beneficial interest of the Company is as set forth in the column entitled "Actual" under the Capitalization" section contained in the Prospectus and the Disclosure Package as of the date stated in such section, and, immediately after the Closing Time, will be as set forth in the column entitled "As Adjusted" under the "Capitalization" section contained in the Registration Statement, the Prospectus and the Disclosure Package (subject to the Underwriters' option described in Section 1(b) hereof) and no shares of any other class of capital stock will be issued and outstanding. All of the issued and outstanding shares of beneficial interest of the Company have been duly authorized and are validly issued, fully paid and non-assessable, and have been offered, sold and issued by the Company in compliance with all applicable laws (including, without limitation, federal and state securities laws); none of the issued shares of beneficial interest of the Company have been issued in violation of any preemptive or similar rights granted by the Company; except as disclosed in the Prospectus, there is no outstanding option, warrant or other right calling for the issuance of, and no commitment, plan or arrangement to issue, any shares of beneficial interest of the Company or any security convertible into or exchangeable for shares of beneficial interest of the Company;

(jj) except as disclosed in both the Prospectus and the Disclosure Package, there are no persons with registration or other similar rights to have any equity or debt securities, including securities which are convertible into or exchangeable for equity securities, registered pursuant to the Registration Statement or otherwise registered by the Company under the Securities Act, except for those registration or similar rights which have been waived with respect to the offering contemplated by this Agreement, all of which registration or similar rights are fairly summarized in both the Prospectus and the Disclosure Package;

(kk) each of the Company, the Subsidiaries, and each of their respective officers, trustees, directors and controlling persons has not, directly or indirectly, (A) taken, and will not take any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares, or (B) since the filing of the Registration Statement: (1) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, the Shares, or (2) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company;

(ll) prior to the Closing Time, the Shares have been approved for listing on the New York Stock Exchange, subject to official notice of issuance; the Company has taken all necessary actions to ensure that, upon and at all times after the New York Stock Exchange shall have approved the Shares for listing, it will be in compliance with all applicable corporate governance requirements set forth in the New York Stock Exchange listing standards that are then in effect and is taking such steps as are necessary to ensure that it will be in compliance with other applicable corporate governance requirements set forth in the New York Stock Exchange listing standards not currently in effect upon the effectiveness of such requirements;

(mm) other than in the case of the Company's issuance of Common Shares upon the exercise of options granted by the Company, neither the Company nor any of its affiliates has sold or issued any Common Shares or any other such security during the six-month period preceding the date of the Prospectus, including but not limited to any sales pursuant to Rule 144A or Regulation D or S under the Securities Act;

(nn) neither the Company nor any of its affiliates (i) is required to register as a "broker" or "dealer" in accordance with the provisions of the Exchange Act or the Exchange Act Regulations, or (ii) directly, or indirectly through one or more intermediaries, controls or has any other association with (within the meaning of Article 1 of the By-laws of the National Association of Securities Dealers, Inc. (the "NASD")) any member firm of the NASD;

(oo) the Company has not relied upon the Representatives or legal counsel for the Representatives for any legal, tax or accounting advice in connection with the offering and sale of the Shares;

(pp) the form of certificate used to evidence the Shares complies with all applicable legal requirements and with all applicable requirements of the organization documents of the Company and the requirements of the New York Stock Exchange;

(qq) the Company and each of its Subsidiaries have good and marketable title in fee simple to all real property and all the improvements thereon owned, or described in the Prospectus and Disclosure Package as owned, by them, good and marketable title to the lessor's interest under each lease at each of such properties, and good title to all personal property owned, or described in the Prospectus and Disclosure Package as owned, by them, in each case free and clear of all liens, security interests, pledges, charges, leases, encumbrances, mortgages and defects, except such as are disclosed generally in the Prospectus and Disclosure Package or the financial statements thereto or such as do not materially and adversely affect the value to the Company of such property and do not interfere with the use made or proposed to be made of such property by the Company and the Subsidiaries and by the lessee under each lease at each of such properties; all the leases of real property and buildings to which the Company or any Subsidiary is a party are valid, existing and enforceable leases, with no exceptions, and subject to no liens, security interests, pledges, charges, encumbrances, mortgages or defects, other than as are disclosed in the Prospectus and Disclosure Package or as are not material to the Company and do not interfere with the use made or proposed to be made of such property and buildings by the Company or such Subsidiary and by the lessee under each lease at each of such properties and neither the Company nor any Subsidiary knows of any default or possible default under any such lease by the Company or any Subsidiary or any other party to such lease; the Company or a Subsidiary has obtained a valid and enforceable owner's title insurance policy from a title insurance company licensed to issue such policy on any real property owned by the Company or any Subsidiary that remains in force and insures the Company's or the Subsidiary's fee interest in such real property with coverage in an amount at least equal to the greater of the original purchase price of such fee interest in the real property and the maximum aggregate principal amount of any indebtedness of the Company or any Subsidiary and secured by the real property;

(rr) the improvements at each real property owned by the Company or any of its Subsidiaries are in good condition and repair in accordance with the terms of each respective lease at each such property and are in compliance with all applicable zoning and other applicable laws, ordinances and regulations, and no such property or improvements presently is affected by an event of casualty, or is presently subject to or threatened in writing with an event of condemnation, in each case other than as does not interfere with the use made or proposed to be made of such property and improvements by the Company or such Subsidiary and by the lessee under each lease at each of such properties and will not materially and adversely affect the value of such property and improvements; the joint venture agreements, limited liability company agreements, limited partnership agreements and other agreements pursuant to which the Company or its Subsidiaries own real property or interests in entities which own real property, and the agreements to which the Company or any its Subsidiaries is a party pursuant to which the Company or any of its Subsidiaries has agreed to acquire real property, are valid, legally binding and enforceable, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by general principles of equity, and neither the Company nor any Subsidiary knows of any default or possible default under any such agreement by the Company or any Subsidiary or any other party to such agreement; the Preliminary Prospectus correctly states, and the Prospectus or any amendment or supplement thereto will correctly state in all material respects, as of the applicable filing date and at the Closing Time and on each Option Closing Time (if any), the rentable square footage of the improvements at, the type of use presently being made of, and the 2005 contractual rental revenue stated to be paid by the tenant at, each real property owned by the Company and its Subsidiaries; (ss) to the knowledge of the Company, there are no statutes or regulations applicable to the Company or any of the Subsidiaries or the assets, operations, or businesses of any of them or certificates, permits or other authorizations from governmental regulatory officials or bodies required to be obtained or maintained by the Company or any of the Subsidiaries of a character required to be disclosed in the Registration Statement, the Prospectus or the Disclosure Package which have not been so disclosed and properly described therein; all agreements between the Company or any of the Subsidiaries and third parties expressly referenced in the Registration Statement, the Prospectus and the Disclosure Package are legal, valid and binding obligations of the Company or one or more of the Subsidiaries, enforceable in accordance with their respective terms, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by general principles of equity;

(tt) to the knowledge of the Company, there is no breach of, or default under (nor has any event occurred which with notice, lapse of time, or both would constitute a breach of, or default under), (1) the Advisory Services Agreement by and between the Company and REIT Management Corp., as amended or (2) the Shared Services Agreement by and among One Liberty Properties, Inc., Majestic Property Management Corp., Majestic Property Affiliates, Inc. and REIT Management Corp., as amended;

(uu) to the knowledge of the Company, there are no statutes or regulations applicable to the Company due to its existence as a Massachusetts business trust required to be disclosed in the Registration Statement, the Prospectus or the Disclosure Package which have not been so disclosed and properly described therein;

(vv) no relationship, direct or indirect, exists between or among the Company, any affiliate of the Company or any of the Subsidiaries on the one hand, and the directors, trustees, officers, shareholders, customers or suppliers of the Company, an affiliate of the Company or any of the Subsidiaries on the other hand, which is required by the Securities Act and the Securities Act Regulations to be described in the Registration Statement, the Prospectus or the Disclosure Package which is not so described; there are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the officers, trustees or directors of the Company or any of their respective family members, except as disclosed in the Registration Statement, the Prospectus or the Disclosure Package; the Company has not, in violation of the Sarbanes-Oxley Act of 2002, directly or indirectly, including through a Subsidiary, extended or maintained credit, arranged for the extension of credit, or renewed an extension of credit, in the form of a personal loan to or for any director, trustee or executive officer of the Company or any Subsidiary;

(ww) the Company and each Subsidiary owns or possesses adequate license or other rights to use all patents, trademarks, service marks, trade names, copyrights, software and design licenses, trade secrets, manufacturing processes, other intangible property rights and know-how, if any (collectively "Intangibles"), necessary to entitle the Company and each Subsidiary to conduct its business as described in the Prospectus and the Disclosure Package, and neither the Company, nor any Subsidiary, has received notice of infringement of or conflict with (and knows of no such infringement of or conflict with) asserted rights of others with respect to any Intangibles which could have a Material Adverse Effect;

(xx) the Company owns, possesses, licenses or has other rights to use, on reasonable terms, all patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, know-how and other intellectual property (collectively, the "Intellectual Property") reasonably necessary for the conduct of the Company's business as now conducted or as proposed in the Prospectus to be conducted and (i) to the Company's knowledge, there is no material infringement by third parties of any such Intellectual Property owned by or exclusively licensed to the Company; (ii) there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others challenging the Company's rights in or to any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (iii) there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of Intellectual Property owned by or exclusively licensed to the Company, and the Company is unaware of any facts which would form a reasonable basis for any such claim which could have a Material Adverse Effect; (iv) there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others that the Company infringes, or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any other fact which would form a reasonable basis for concluding that any such claim will be asserted, or if asserted, would be successful, or if successfully asserted, could have a Material Adverse Effect; (v) the Company and the Subsidiaries do not in the conduct of their business as now or proposed to be conducted as described in both the Prospectus and the Disclosure Package infringe or conflict with any right or patent of any third party, or any discovery, invention, product or process which is the subject of a patent application filed by any third party, known to the Company or any of the Subsidiaries, which such infringement or conflict is reasonably likely to result in a Material Adverse Change; (vi) there is no U.S. patent which contains claims that interfere with the issued claims of any Intellectual Property owned by or exclusively licensed to the Company; (vii) there is no art of which the Company is aware that may render any U.S. patent held by the Company invalid or any U.S. patent application held by the Company unpatentable which has not been disclosed, or will not be disclosed in the required time period, to the U.S. Patent and Trademark Office; (viii) no security interests have been recorded in the U.S. Patent and Trademark Office with respect to any Intellectual Property and no liens have been recorded against the Company with respect to any Intellectual Property and (ix) the Company has paid or will pay all maintenance and issue fees that are due or will be due, within the required time period, and has claimed small entity status only as appropriate;

(yy) neither the Company nor any of the Subsidiaries is in violation, or has received notice of any violation with respect to, any applicable environmental, safety or similar law applicable to the business of the Company or any of the Subsidiaries; the Company and the Subsidiaries have received all permits, licenses or other approvals required of them under applicable federal and state occupational safety and health and environmental laws and regulations to conduct their respective businesses, and the Company and the Subsidiaries are in compliance with all terms and conditions of any such permit, license or approval, except any such violation of law or regulation, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals which could not, individually or in the aggregate, result in a Material Adverse Change;

(zz) the Company and each of the Subsidiaries are in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company or any of the Subsidiaries would have any material liability; the Company and each of the Subsidiaries have not incurred and do not expect to incur any material liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Section 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder ("Code"); and each "pension plan" for which the Company and each of its Subsidiaries would have any material liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification; each employee benefit plan for which the Company or any Subsidiary, would have any material liability is in compliance in all material respects with applicable law, including (without limitation) ERISA and the Internal Revenue Code of 1986, as amended;

(aaa) each of the Company and the Subsidiaries has filed on a timely basis all necessary federal, state, local and foreign income, franchise and real or personal property tax returns, if any such returns were required to be filed, through the date hereof and have paid all taxes shown as due thereon; and no tax deficiency has been asserted against the Company or any of the Subsidiaries, nor does the Company or any of the Subsidiaries know of any tax deficiency which is likely to be asserted against any such entity which, if determined adversely to any such entity, could have a Material Adverse Effect; all tax liabilities, if any, are adequately provided for on the respective books of such entities;

(bbb) each of the Company and the Subsidiaries maintains insurance (issued by insurers of recognized financial responsibility) of the types and in the amounts generally deemed adequate for their respective businesses and consistent with insurance coverage maintained by similar companies in similar businesses, including, but not limited to, insurance covering real and personal property owned or leased by the Company and the Subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, and such insurance includes coverage for each property in an amount not less than the replacement cost (less the amount of a commercially reasonable deductible) for the improvements at such property, all of which insurance is in full force and effect, all of which insurance is in full force and effect; there are no claims by the Company or the Subsidiaries under such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause;

(ccc) the Company has in effect insurance covering the Company, its directors, trustees and officers for liabilities or losses arising in connection with the transactions contemplated by this Agreement, including, without limitation, liabilities or losses arising under the Securities Act Regulations, the Exchange Act Regulations and applicable foreign securities laws;

(ddd) the Company and its Subsidiaries are, and at all times prior were, (i) in compliance with any and all applicable federal, state, local and foreign laws, regulations, ordinances, rules, orders, judgments, decrees, permits or other legal requirements relating to the protection of human health and safety, the environment, natural resources, petroleum or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), which compliance includes obtaining, maintaining and complying with all permits and authorizations and approvals required by Environmental Laws to conduct their respective businesses and (ii) have not received notice of nor do they otherwise have knowledge of any actual or potential liability for the investigation or remediation of any disposal or release of petroleum, hazardous or toxic substances or wastes, pollutants or contaminants, except in the case of clause
(i) or (ii) where such non-compliance with or liability under Environmental Laws could not, individually or in the aggregate, have a Material Adverse Effect; and neither the Company nor any of its Subsidiaries has been named as a "potentially responsible party" under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, or any other similar Environmental Law, except with respect to any matters that could not, individually or in the aggregate, have a Material Adverse Effect. None of the Company and its Subsidiaries (A) is a party to any proceeding under Environmental Laws in which a governmental authority is also a party, other than such proceedings regarding which it is believed no monetary penalties of $100,000 or more will be imposed, and (B) anticipates material capital expenditures relating to Environmental Laws;

(eee) neither the Company nor any Subsidiary knows of any violation of any municipal, state or federal law, rule or regulation (including those pertaining to environmental matters) concerning any real property currently leased or owned or by any means controlled by the Company or any of the Subsidiaries or Joint Ventures, and any real property underlying any loan held by the Company or any Subsidiary or Joint Venture (the "Properties") or any part thereof which could have a Material Adverse Effect; (B) each of the Properties complies with all applicable zoning laws, ordinances, regulations and deed restrictions or other covenants in all material respects and, if and to the extent there is a failure to comply, such failure does not materially impair the value of any of the Properties and will not result in a forfeiture or reversion of title; (C) neither the Company nor any Subsidiary has received from any governmental authority any written notice of any condemnation of or zoning change affecting the Properties or any part thereof, and none of the Operating Partnership, the Company nor any Subsidiary knows of any such condemnation or zoning change which is threatened and which if consummated could have a Material Adverse Effect; (D) all liens, charges, encumbrances, claims, or restrictions on or affecting the properties and assets (including the Properties) of any of the Subsidiaries that are required to be described in the Prospectus (or, the most recent Preliminary Prospectus) are disclosed therein; (E) no lessee of any portion of any of the Properties is in default under any of the leases governing such properties and there is no event which, but for the passage of time or the giving of notice or both would constitute a default under any of such leases, except such defaults that could not have a Material Adverse Effect; and (F) no tenant under any lease pursuant to which any of the Subsidiaries leases the Properties has an option or right of first refusal to purchase the premises leased thereunder or the building of which such premises are a part, except as such options or rights of first refusal which, if exercised, could not have a Material Adverse Effect, and except as provided by law;

(fff) except as otherwise disclosed in both the Prospectus and the Disclosure Package, (i) none of the Company, any of the Subsidiaries nor, to the best of the Company's knowledge, any other owners of the property at any time or any other party has at any time, handled, stored, treated, transported, manufactured, spilled, leaked, or discharged, dumped, transferred or otherwise disposed of or dealt with, Hazardous Materials (as hereinafter defined) on, to or from the Properties, other than by any such action taken in compliance with all applicable Environmental Statutes or by the Company, any of the Subsidiaries or any other party in connection with the ordinary use of residential, retail or commercial properties owned or leased by the Company (ii) the Company does not intend to use the Properties or any subsequently acquired properties for the purpose of handling, storing, treating, transporting, manufacturing, spilling, leaking, discharging, dumping, transferring or otherwise disposing of or dealing with Hazardous Materials other than by any such action taken in compliance with all applicable Environmental Statues or by the Company, any of the Subsidiaries or any other party in connection with the ordinary use of residential, retail or commercial properties owned or leased by the Company; (iii) neither the Company nor any of the Subsidiaries knows of any seepage, leak, discharge, release, emission, spill, or dumping of Hazardous Materials into waters on or adjacent to the Properties or any other real property owned or occupied by any such party, or onto lands from which Hazardous Materials might seep, flow or drain into such waters; (iv) neither the Company nor any of the Subsidiaries has received any notice of, or has any knowledge of any occurrence or circumstance which, with notice or passage of time or both, would give rise to a claim under or pursuant to any federal, state or local environmental statute or regulation or under common law, pertaining to Hazardous Materials on or originating from any of the Properties or any assets described in both the Prospectus and the Disclosure Package, or any other real property owned or occupied by any such party or arising out of the conduct of any such party, including without limitation a claim under or pursuant to any Environmental Statute (hereinafter defined); (v) neither the Properties nor any other land owned by the Company or any of the Subsidiaries is included or proposed for inclusion on the National Priorities List issued pursuant to CERCLA (as hereinafter defined) by the United States Environmental Protection Agency (the "EPA") or proposed for inclusion on any similar list or inventory issued pursuant to any other Environmental Statute or issued by any other Governmental Authority (as hereinafter defined);

         As used herein, "Hazardous Material" shall include, without limitation any flammable explosives, radioactive materials, hazardous materials, hazardous wastes, toxic substances, or related materials, asbestos or any hazardous material as defined by any federal, state or local environmental law, ordinance, rule or regulation including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Sections 9601-9675 ("CERCLA"), the Hazardous Materials Transportation Act, as amended, 49 U.S.C. Sections 1801-1819, the Resource Conservation and Recovery Act, as amended, 42 U.S.C. Sections 6901-6992K, the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. Sections 11001-11050, the Toxic Substances Control Act, 15 U.S.C. Sections 2601-2671, the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. Sections 136-136y, the Clean Air Act, 42 U.S.C. Sections 7401-7642, the Clean Water Act (Federal Water Pollution Control
Act), 33 U.S.C. Sections 1251-1387, the Safe Drinking Water Act, 42 U.S.C. Sections 300f-300j-26, and the Occupational Safety and Health Act, 29 U.S.C. Sections 651-678, as any of the above statutes may be amended from time to time, and in the regulations promulgated pursuant to each of the foregoing (individually, an "Environmental Statute") or by any federal, state or local governmental authority having or claiming jurisdiction over the properties and assets described in the Prospectus (a "Governmental Authority");

(ggg) neither the Company nor any of the Subsidiaries nor, to the best of the Company's knowledge, any officer, director or trustee purporting to act on behalf of the Company or any of the Subsidiaries has at any time; (i) made any contributions to any candidate for political office, or failed to disclose fully any such contributions, in violation of law, (ii) made any payment to any state, federal or foreign governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or allowed by applicable law, (iii) made any payment outside the ordinary course of business to any investment officer or loan broker or person charged with similar duties of any entity to which the Company or any of the Subsidiaries sells or from which the Company or any of the Subsidiaries buys loans or servicing arrangements for the purpose of influencing such agent, officer, broker or person to buy loans or servicing arrangements from or sell loans to the Company or any of the Subsidiaries, or (iv) engaged in any transactions, maintained any bank account or used any corporate funds except for transactions, bank accounts and funds which have been and are reflected in the normally maintained books and records of the Company and the Subsidiaries;

(hhh) except as otherwise disclosed in the Prospectus and the Disclosure Package, there are no material outstanding loans, extensions of credit or advances or material guarantees of indebtedness by the Company or any of the Subsidiaries to or for the benefit of any of the officers, directors or trustees of the Company or any of the Subsidiaries or any of the members of the families of any of them;

(iii) neither the Company nor any of the Subsidiaries nor, to the Company's knowledge, any employee or agent of the Company or any of the Subsidiaries, has made any payment of funds of the Company or of any Subsidiary or received or retained any funds in violation of any law, rule or regulation or of a character required to be disclosed in the Prospectus or the Disclosure Package;

(jjj) all securities issued by the Company, any of the Subsidiaries or any trusts established by the Company or any Subsidiary, have been or will be issued and sold in compliance with (i) all applicable federal and state securities laws, (ii) the laws of the applicable jurisdiction of incorporation of the issuing entity and, (iii) to the extent applicable to the issuing entity, the requirements of the New York Stock Exchange;

(kkk) in connection with this offering, the Company has not offered and will not offer its Common Shares or any other securities convertible into or exchangeable or exercisable for Common Shares in a manner in violation of the Securities Act or the Securities Act Regulations; and the Company has not distributed and will not distribute any offering material in connection with the offer and sale of the Shares except for the Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus or the Registration Statement;

(lll) to the best knowledge of the Company, each of the properties owned by the Company or any Subsidiary is in compliance with all presently applicable provisions of the Americans with Disabilities Act, except for any failures to comply which would not, singly or in the aggregate, result in a material adverse change in the assets, operations, business, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole;

(mmm) neither the Company nor any Subsidiary is in violation of or has received notice of any violation with respect to any federal or state law relating to discrimination in the hiring, promotion or pay of employees, nor any applicable federal or state wages and hours law, nor any state law precluding the denial of credit due to the neighborhood in which a property is situated, the violation of any of which could have a Material Adverse Effect;

(nnn) the Company is organized in conformity with the requirements for qualification as a real estate investment trust (a "REIT") under the Code; the Company qualified as a REIT for all taxable years prior to 2001 and the present and contemplated method of operation of the Company and the Subsidiaries does and will enable the Company to meet the requirements for taxation as a REIT under the Code; and the Company intends to continue to qualify as a REIT for all subsequent years;

(ooo) neither the Company nor any of the Subsidiaries is, or solely as a result of transactions contemplated hereby and the application of the proceeds from the sale of the Shares, will be an "investment company" or an entity "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act");

(ppp) there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with the transactions contemplated by this Agreement, the Registration Statement and the Prospectus, or any arrangements, agreements, understandings, payments or issuance with respect to the Company or any of its officers, trustees, directors, shareholders, partners, employees, Subsidiaries or affiliates that may affect the Underwriters' compensation as determined by the NASD;

(qqq) there are no existing or, to the knowledge of the Company, threatened labor disputes with the employees of the Company or any of the Subsidiaries which could have, individually or in the aggregate, a Material Adverse Effect;

(rrr) the Company has complied and will comply with all the provisions of Florida Statutes, Section 517.075 (Chapter 92-198, Laws of Florida); and neither the Company nor any of the Subsidiaries or affiliates does business with the government of Cuba or with any person or affiliate located in Cuba;

(sss) the Company has not incurred any liability for any finder's fees or similar payments in connection with the transactions herein contemplated;

(ttt) except for the interests in the Subsidiaries owned by the Company, the Joint Ventures and the interests disclosed on Schedule V hereto, neither the Company nor any Subsidiary owns any shares of stock or any other equity securities of any corporation or real estate investment trust or has any equity interest in any firm, partnership, association or other entity; and

(uuu) (x) the Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act), which (i) are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company's principal executive officer and its principal financial officer by others within those entities, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared, (ii) have been evaluated for effectiveness as of the end of the last fiscal period covered by the Registration Statement, and (iii) are effective in all material respects to perform the functions for which they were established, and (y) the Company is not aware of (a) any significant deficiency or material weakness in the design or operation of its internal controls over financial reporting which are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information to management and the Board of Directors, or (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal control over financial reporting. Since the most recent evaluation of the Company's disclosure controls and procedures described above, there have been no significant changes in internal control over financial reporting or in other factors that could significantly affect internal control over financial reporting;

(vvv) each of the Company and each Subsidiary maintains a system of internal accounting controls sufficient to provide reasonable assurance that: (A) transactions are executed in accordance with management's general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (C) access to assets is permitted only in accordance with management's general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

(www) the Company, the Subsidiaries and any of the officers and directors of the Company and the Subsidiaries, in their capacities as such, are, and at the Closing Time and any Option Closing Time will be, in compliance in all material respects with the provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder;

(xxx) none of the Company nor any of the Subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee or affiliate of such entities is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the "FCPA"), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any "foreign official" (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Company and the Subsidiaries and, to the knowledge of the Company, their affiliates have conducted their businesses in compliance with the FCPA;

(yyy) neither the Company nor any of its Subsidiaries, nor, to the Company's knowledge, any of its affiliates or any director, trustee, officer, agent or employee of, or other person associated with or acting on behalf of, the Company, has violated the Bank Secrecy Act, as amended, the Uniting and Strengthening of America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (USA PATRIOT ACT) of 2001 or the rules and regulations promulgated under any such law or any successor law;

(zzz) the operations of the Company and its Subsidiaries and, to the Company's knowledge, its affiliates are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the Money Laundering Control Act of 1986, as amended, any other money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the "Money Laundering Laws"), except for any such non-compliance as would not, singly or in the aggregate, result in a Material Adverse Change, and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of it Subsidiaries, or, to the Company's knowledge, any of its affiliates, with respect to the Money Laundering Laws is pending or, to the Company's knowledge, threatened; and

(aaaa) neither the Company nor any of its Subsidiaries, nor, to the Company's knowledge, any of its affiliates or any director, trustee, officer, agent or employee of, or other person associated with or acting on behalf of, the Company, is currently subject to any United States sanctions administered by the Office of Foreign Assets Control of the United States Treasury Department ("OFAC"); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any Subsidiary, partner or joint venturer or other person or entity, for the purpose of financing the activities of any person currently subject to any United States sanctions administered by OFAC.

         Any certificate signed by or on behalf of the Company and delivered to the Underwriters or to counsel for the Underwriters, shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

4. Certain Covenants of the Company. The Company hereby covenants and agrees with each Underwriter:

(a) to furnish such information as may be required and otherwise to cooperate in qualifying the Shares for offering and sale under the securities or blue sky laws of such jurisdictions (both domestic and foreign) as the Representatives may designate and to maintain such qualifications in effect as long as requested by the Representatives for the distribution of the Shares, provided that the Company shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such jurisdiction (except service of process with respect to the offering and sale of the Shares);

(b) if, at the time this Agreement is executed and delivered, it is necessary for a post-effective amendment to the Registration Statement to be declared effective before the offering of the Shares may commence, the Company will endeavor to cause such post-effective amendment to become effective as soon as possible and will advise the Representatives promptly and, if requested by the Representatives, will confirm such advice in writing, when such post-effective amendment has become effective;

(c) to prepare the Prospectus in a form approved by the Underwriters and file such Prospectus with the Commission pursuant to Rule 424(b) under the Securities Act not later than 10:00 a.m. (New York City time), on the day following the execution and delivery of this Agreement or on such other day as the parties may mutually agree and to furnish promptly (and with respect to the initial delivery of such Prospectus, not later than 10:00 a.m. (New York City time) on the day following the execution and delivery of this Agreement or on such other day as the parties may mutually agree to the Underwriters copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) in such quantities and at such locations as the Underwriters may reasonably request for the purposes contemplated by the Securities Act Regulations, which Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the version transmitted to the Commission for filing via EDGAR, except to the extent permitted by Regulation S-T;

(d) to advise the Representatives promptly and (if requested by the Representatives) to confirm such advice in writing, when the Registration Statement has become effective and when any post-effective amendment thereto becomes effective under the Securities Act Regulations;

(e) to furnish a copy of each proposed Free Writing Prospectus to the Representatives and counsel for the Underwriters and obtain the consent of the Representatives prior to referring to, using or filing with the Commission any Free Writing Prospectus pursuant to Rule 433(d) under the Securities Act, other than the Issuer Free Writing Prospectuses, if any, identified in Schedule II hereto;

(f) to comply with the requirements of Rules 164 and 433 of the Securities Act Regulations applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission, legending and record keeping, as applicable;

(g) to advise the Representatives immediately, confirming such advice in writing, of (i) the receipt of any comments from, or any request by, the Commission for amendments or supplements to the Registration Statement, the Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus, or for additional information with respect thereto, (ii) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of the Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus, or of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes and, if the Commission or any other government agency or authority should issue any such order, to make every reasonable effort to obtain the lifting or removal of such order as soon as possible; to advise the Representatives promptly of any proposal to amend or supplement the Registration Statement or Prospectus and to file no such amendment or supplement to which the Representatives shall reasonably object in writing, (iii) any examination pursuant to Section 8(e) of the Securities Act concerning the Registration Statement, or (iv) if the Company becomes subject to a proceeding under Section 8A of the Securities Act in connection with the public offering of Shares contemplated herein; to advise the Representatives promptly of any proposal to amend or supplement the Registration Statement, the Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus and to file no such amendment or supplement to which the Representatives shall reasonably object in writing;

(h) to file promptly with the Commission any amendment or supplement to the Registration Statement, any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus that may, in the judgment of the Company or the Representatives, be required by the Securities Act or requested by the Commission; to advise the Representatives promptly of any proposal to amend or supplement the Registration Statement or Prospectus and to file no such amendment or supplement to which the Representatives shall reasonably object in writing;

(i) to furnish to the Underwriters for a period of five years from the date of this Agreement (i) as soon as available, copies of all annual, quarterly and current reports or other communications supplied to holders of Common Shares,
(ii) as soon as practicable after the filing thereof, copies of all reports filed by the Company with the Commission, the NASD or any securities exchange and (iii) such other information as the Underwriters may reasonably request regarding the Company and its Subsidiaries;

(j) to advise the Underwriters promptly of the happening of any event or development known to the Company within the time during which a Prospectus relating to the Shares (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act Regulations) is required to be delivered under the Securities Act Regulations which, in the judgment of the Company or in the reasonable opinion of the Representatives or counsel for the Underwriters, (i) would require the making of any change in the Prospectus or the Disclosure Package so that the Prospectus or the Disclosure Package would not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (ii) as a result of which any Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement relating to the Shares, or (iii) if it is necessary at any time to amend or supplement the Prospectus or the Disclosure Package to comply with any law and, during such time, to promptly prepare and furnish to the Underwriters copies of the proposed amendment or supplement before filing any such amendment or supplement with the Commission and thereafter promptly furnish at the Company's own expense to the Underwriters and to dealers, copies in such quantities and at such locations as the Representatives may from time to time reasonably request of an appropriate amendment or supplement to the Prospectus or the Disclosure Package so that the Prospectus or the Disclosure Package as so amended or supplemented will not, in the light of the circumstances when it (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act Regulations) is so delivered, be misleading or , in the case of any Issuer Free Writing Prospectus, conflict with the information contained in the Registration Statement, or so that the Prospectus or the Disclosure Package will comply with the law;

(k) to advise the Underwriters promptly during any period of time in which a Prospectus relating to the Shares is required to be delivered under the Securities Act Regulations of (i) any material change in the Company's assets, operations, business, prospects or condition (financial or otherwise) or (ii) the happening of any event which would require the making of any change in the Prospectus then being used so that the Prospectus would not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and, during such time, to prepare and furnish, at the Company's expense, to the Underwriters promptly such amendments or supplements to the Prospectus as may be necessary to reflect any such change;

(l) prior to filing with the Commission any amendment or supplement to the Registration Statement, any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus, to furnish a copy thereof to the Representatives and counsel for the Underwriters and obtain the consent of the Representatives to the filing;

(m) to furnish promptly to each Representative a signed copy of the Registration Statement, as initially filed with the Commission, and of all amendments or supplements thereto (including all exhibits filed therewith or incorporated by reference therein) and such number of conformed copies of the foregoing as the Representatives may reasonably request;

(n) to furnish to each Representative, not less than two business days before filing with the Commission, during the period referred to in paragraph (i) above, a copy of any document proposed to be filed with the Commission pursuant to Section 13, 14, or 15(d) of the Exchange Act and during the period of five years hereafter to file all such documents in the manner and within the time periods required by the Exchange Act and the Exchange Act Regulations;

(o) to apply the net proceeds of the sale of the Shares substantially in accordance with its statements under the caption "Use of Proceeds" in the Prospectus and the Disclosure Package;

(p) to make generally available to its security holders and to deliver to the Representatives as soon as practicable, but in any event not later than the end of the fiscal quarter first occurring after the first anniversary of the effective date of the Registration Statement, an earnings statement complying with the provisions of Section 11(a) of the Securities Act (in form, at the option of the Company, complying with the provisions of Rule 158 of the Securities Act Regulations) covering a period of 12 months after the effective date of the Registration Statement;

(q) to use its best efforts to effect and maintain the listing of the Shares on the New York Stock Exchange and to file with the New York Stock Exchange all documents and notices required by the New York Stock Exchange of companies that have securities that are listed on the New York Stock Exchange;

(r) to engage and maintain, at its expense, a registrar and transfer agent for the Shares;

(s) to use its best efforts to continue to meet the requirements to qualify as a real estate investment trust under the Code;

(t) to comply with all of the provisions of any undertakings in the Registration Statement;

(u) to timely pay any filing fees due pursuant to Rule 457 under the Securities Act Regulations;

(v) that it and the Subsidiaries will conduct their affairs in such a manner so as to ensure that neither the Company nor any Subsidiary will be an "investment company" or an entity "controlled" by an investment company within the meaning of the 1940 Act;

(w) if, at any time during the 90-day period after the date of the Prospectus, any rumor, publication or event relating to or affecting the Company shall occur as a result of which, in the reasonable opinion of the Representatives, the market price of the Common Shares has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Prospectus) and after written notice from the Representatives advising the Company to the effect set forth above, to forthwith prepare, consult with the Representatives concerning the substance of, and disseminate a press release or other public statement in compliance with the Securities Act, the Securities Act Regulations and other applicable laws and reasonably satisfactory to the Representatives, responding to or commenting on such rumor, publication or event;

(x) to maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability;
(iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

(y) to refrain, from the date hereof until 180 days after the date of the Prospectus, without the prior written consent of the Representatives, from, directly or indirectly, (i) offering, pledging, selling, contracting to sell, selling any option or contract to purchase, purchasing any option or contract to sell, granting any option for the sale of, or otherwise disposing of or transferring, (or entering into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of), any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares, or filing any registration statement under the Securities Act with respect to any of the foregoing, or (ii) entering into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Shares, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Shares or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Shares to be sold hereunder, or (B) any Common Shares issued by the Company upon the exercise of an option outstanding on the date hereof and referred to in the Prospectus, or any shares of restricted stock awarded by the Company pursuant to the BRT Realty Trust 2003 Incentive Plan;

(z) to cause each 1% or greater stockholder, officer and trustee of the Company to furnish to the Representatives, prior to the Initial Sale Time, a letter or letters, substantially in the form of Exhibit A hereto, pursuant to which each such person shall agree not to, directly or indirectly, (1) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any Common Shares or securities convertible into or exchangeable for Common Shares or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such Common Shares, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Shares or other securities, in cash or otherwise, in each case for a period from the date hereof until 90 days after the date of the Prospectus, without the prior written consent of the Representatives on behalf of the Underwriters;

(aa) not to, and to use its best efforts to cause its officers, directors and affiliates not to, (i) take, directly or indirectly prior to termination of the underwriting syndicate contemplated by this Agreement, any action designed to stabilize or manipulate the price of any security of the Company, or which may cause or result in, or which might in the future reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of the Company, to facilitate the sale or resale of any of the Shares, (ii) sell, bid for, purchase or pay anyone any compensation for soliciting purchases of the Shares or (iii) pay or agree to pay to any person any compensation for soliciting any order to purchase any other securities of the Company; and

(bb) that the Company shall obtain or maintain, as appropriate, Directors and Officers liability insurance in the minimum amount of $5 million which shall apply to the offering contemplated herein.

5. Payment of Expenses.

(a) The Company agrees to pay all costs and expenses incident to the performance of the Company's obligations under this Agreement, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, including expenses, fees and taxes in connection with (i) the preparation and filing of the Registration Statement, each Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the preparation, issuance and delivery of the certificates for the Shares to the Underwriters, including any stock or other transfer taxes or duties payable upon the sale of the Shares to the Underwriters, (iii) the printing of this Agreement and any dealer agreements and furnishing of copies of each to the Underwriters and to dealers (including costs of mailing and shipment), (iv) the qualification of the Shares for offering and sale under state laws that the Company and the Representatives have mutually agreed are appropriate and the determination of their eligibility for investment under state law as aforesaid (including the legal fees and filing fees and other disbursements of counsel for the Underwriters and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers, (v) filing for review of the public offering of the Shares by the NASD (including the legal fees and filing fees and other disbursements of counsel for the Underwriters relating thereto), (vi) the fees and expenses of any transfer agent or registrar for the Shares and miscellaneous expenses referred to in the Registration Statement, (vii) the fees and expenses incurred in connection with the inclusion of the Shares in the New York Stock Exchange,
(viii) making road show presentations with respect to the offering of the Shares, (ix) preparing and distributing bound volumes of transaction documents for the Representatives and its legal counsel, (x) all legal fees and expenses for counsel to the Underwriters and (xi) the performance of the Company's other obligations hereunder for which provision is not otherwise made in this Section 5(a). Upon the request of the Representatives, the Company will provide funds in advance for filing fees.

(b) The Company agrees to reimburse the Representatives for their reasonable out-of-pocket expenses in connection with the performance of its activities under this Agreement, including, but not limited to, costs such as printing, facsimile, courier service, direct computer expenses, accommodations and travel (other than the fees and expenses of counsel with respect to state securities or blue sky laws and obtaining the filing for review of the public offering of the Shares by the NASD, all of which shall be reimbursed by the Company pursuant to the provisions of subsection (a) above).

(c) If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, the Company will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of Underwriters' counsel and any other advisors, accountants, appraisers, etc.) reasonably incurred by such Underwriters in connection with this Agreement or the transactions contemplated herein.

6. Conditions of the Underwriters' Obligations.

         The obligations of the Underwriters to purchase the Shares hereunder are subject to (i) the accuracy of the representations and warranties on the part of the Company on the date hereof and at the Closing Time and on each Option Closing Time, as applicable, as if made on and as of such date, (ii) the performance by the Company of its obligations, covenants and agreements hereunder, and (iii) the satisfaction of the following further conditions at the Closing Time or on each Option Closing Time, as applicable:

(a) The Registration Statement shall be effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Underwriters' and their counsel's reasonable satisfaction. A prospectus containing information relating to the description of the Shares, the specific method of distribution and similar matters shall have been filed within the prescribed time period, and prior to the Closing Time with the Commission in accordance with Rule 424(b) (or any required post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A). There shall not have come to the Underwriters' attention any facts that would cause the Underwriters to reasonably believe that the Prospectus, together with the Prospectus Supplement, at the time it was required to be delivered to purchasers of the Shares, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at such time, not misleading. If, at the time this Agreement is executed and delivered, it is necessary for a post-effective amendment to the Registration Statement to be declared effective before the offering of the Shares may commence, such post-effective amendment shall have become effective not later than 5:30 p.m., New York City time, on the date hereof, or at such later date and time as shall be consented to in writing by you; if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement, shall have been declared effective not later than the earlier of (i) 11:00 a.m., New York City time, on the date on which the amendment to the Registration Statement originally filed with respect to the Shares or to the Registration Statement, as the case may be, containing information regarding the public offering price of the Shares has been filed with the Commission and (ii) the time confirmations are sent or given as specified by Rule 462(b) or, with respect to the Registration Statement, such later time and date as shall have been consented to in writing by you; if required, the Prospectus and any amendment or supplement thereto shall have been filed with the Commission in the manner and within the time period required by Rule 424(b) under the Securities Act;

(b) The Company shall furnish to the Underwriters at the Closing Time and on each Option Closing Time an opinion of McCarter & English, LLP, counsel for the Company and the Subsidiaries, addressed to the Underwriters and dated the Closing Time and each Option Closing Time and in form satisfactory to Winston & Strawn LLP, counsel for the Underwriters, stating that:

(i) the authorized Common Shares and preferred shares of beneficial interest, par value $1.00 per share, of the Company conform as to legal matters, including with respect to the requirements of Form S-3 under the Securities Act, to the description thereof contained in the Prospectus and the Disclosure Package; the Company has an authorized capitalization as set forth in both the Prospectus and the Disclosure Package under the caption "Capitalization"; the outstanding shares of capital stock of the Company and the Subsidiaries have been duly and validly authorized and, to the best of such counsel's knowledge, issued and are fully paid and non-assessable and, except as set forth in the Prospectus or contemplated by the Agreement, and to the best of such counsel's knowledge, all of the outstanding and validly issued shares of capital stock of the Subsidiaries are directly or indirectly owned of record and beneficially by the Company; to the best of such counsel's knowledge, except as disclosed in the both the Prospectus and Disclosure Package, there are no outstanding and validly issued (A) securities or obligations of the Company or any of the Subsidiaries convertible into or exchangeable for any capital stock of the Company or any capital stock or interests in any such Subsidiary, (B) warrants, rights or options to subscribe for or purchase from the Company or any such Subsidiary any such shares, capital stock, interests or any such convertible or exchangeable securities or obligations or (C) obligations of the Company or any such Subsidiary to issue any shares of capital stock, any such convertible or exchangeable securities or obligation, or any such warrants, rights or options;

(ii) each of the Company and the Subsidiaries (all of which are named in an exhibit to the Registration Statement) has been duly formed or incorporated, as the case may be, and is validly existing and in good standing under the laws of its respective jurisdiction of formation or incorporation with the requisite corporate power and authority to own its respective properties and to conduct its respective business as described in the Registration Statement, the Prospectus and the Disclosure Package, and in the case of the Company, to execute and deliver this Agreement and to consummate the transactions described in this Agreement;

(iii) to the best of such counsel's knowledge, (A) the Subsidiaries are the only subsidiaries of the Company within the meaning of Rule 405 under the Securities Act; the Joint Ventures are the only joint ventures of the Company; the Subsidiaries and the Joint Ventures are duly qualified in or registered by and are in good standing in each jurisdiction set forth opposite its name in Schedule III or Schedule IV hereto and (B) other than the Subsidiaries, the Joint Ventures and the interests disclosed on Schedule V hereto, the Company does not own, directly or indirectly, any capital stock or other equity securities of any other corporation or any ownership interest in any limited liability company, partnership, joint venture or other association;

(iv) the Company and the Subsidiaries are duly qualified or licensed by each jurisdiction in which, to the best of such counsel's knowledge, they conduct their respective businesses and in which the failure, individually or in the aggregate, to be so licensed could have a Material Adverse Effect, and the Company and the Subsidiaries are duly qualified, and are in good standing, in each jurisdiction in which, to the best of such counsel's knowledge, they own or lease real property or maintain an office and in which such qualification is necessary except where the failure to be so qualified and in good standing could not have a Material Adverse Effect; except as disclosed in both the Prospectus and the Disclosure Package, to the best of such counsel's knowledge, no Subsidiary is prohibited or restricted, directly or indirectly, from paying dividends to the Company, or from making any other distribution with respect to such Subsidiary's capital stock or from repaying to the Company or any other Subsidiary any amounts which may from time to time become due under any loans or advances to such Subsidiary from the Company or such other Subsidiary, or from transferring any such Subsidiary's property or assets to the Company or to any other Subsidiary;

(v) to the best of such counsel's knowledge, based solely on discussions of such counsel with representatives of the Company, the Company, the Subsidiaries and the Joint Ventures are in compliance in all material respects with all applicable laws, orders, rules, regulations and orders, including those relating to transactions with affiliates;

(vi) except as disclosed in the Registration Statement, the Prospectus and the Disclosure Package, none of the Company, any of the Subsidiaries or any of the Joint Ventures, is in breach of, or in default under (nor has any event occurred which with notice, lapse of time, or both would constitute a breach of, or default under) its respective charter, declaration of trust, by-laws, certificate of limited liability company or agreement of limited liability company, certificate of limited partnership, partnership agreement or other organizational documents, as the case may be, or with respect to the Company and its Subsidiaries or Joint Ventures, to the best of such counsel's knowledge, in the performance or observation of any obligation, agreement, covenant, or condition contained in any material license, lease, guaranty, pledge agreement, indenture, mortgage, deed of trust, deed to secure debt, loan or credit agreement or any other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or their respective properties may be bound or affected or under any law, regulation or rule or any decree, judgment or other order applicable to the Company, the Subsidiaries or the Joint Ventures;

(vii) the execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated under this Agreement do not and will not result in the creation or imposition of any lien, encumbrance, or to the best of such counsel's knowledge, charge or claim upon any property or assets of the Company or the Subsidiaries, or conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of or default under), (i) any provisions of the charter, declaration of trust, by-laws, certificate of limited liability company, agreement of limited liability company or other organizational documents, as the case may be, of the Company or any Subsidiary, (ii) to the best of such counsel's knowledge, any provision of any material license, lease, guaranty, pledge agreement, indenture, mortgage, deed of trust, deed to secure debt, loan or credit agreement or other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them or their respective properties may be bound or affected, or (iii) to the best of such counsel's knowledge, any law or regulation or any decree, judgment or order applicable to the Company or any Subsidiary (other than State and foreign securities or blue sky laws and the rules and regulations of the NASD, as to which counsel need express no opinion);

(viii) this Agreement has been duly authorized, executed and delivered by the Company is a legal, valid and binding agreement of the Company enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and by general principles of equity, and except that enforceability of the indemnification and contribution provisions set forth in Section 9 hereof may be limited by the federal or state securities laws of the United States or public policy underlying such laws;

(ix) no approval, authorization, consent or order of or filing with any federal or state governmental or regulatory commission, board, body, authority or agency is required in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated herein by the Company, or the sale and delivery of the Shares by the Company as contemplated hereby, other than such as have been obtained or made under the
         Securities  Act  and  Securities  Act   Regulations   and  the Exchange
         Act and Exchange Act Regulations, and such approvals as have been obtained in connection with the listing of the Shares on the New York Stock Exchange, and except that such counsel need express no opinion as to any necessary qualification under the state securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters or any approval of the underwriting terms and arrangements by the NASD;

(x) to the best of such counsel's knowledge, each of the Company and the Subsidiaries has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any federal, state or local law, regulation or rule, and has obtained all necessary authorizations, consents and approvals from other persons, required to conduct their respective businesses, as described in the Registration Statement, the Prospectus and the Disclosure Package,
         except to the extent   that  any  failure  to  have  such   licenses,
         authorizations, consents and approvals, to make such filings or have any such authorizations, consents or approvals would not have a Material Adverse Effect; to the best of such counsel's knowledge, neither the Company nor any of the Subsidiaries is in violation of, in default under, or has received any notice regarding a possible violation, default or revocation of any such license, authorization, consent or approval or any federal, state, local or foreign law, regulation or decree, order or judgment applicable to the Company or any of the Subsidiaries, the effect of which could have a Material Adverse Effect;

(xi) the issuance and sale of the Shares by the Company is not subject to any preemptive rights to subscribe for or purchase securities or other rights arising by operation of law, under the organizational documents of the Company (including the declaration of trust), or under any agreement known to such counsel to which the Company or any of the Subsidiaries is a party, or, to the best of such counsel's knowledge, otherwise;

(xii) the Shares have been issued in compliance with all federal securities laws; the Shares have been duly authorized and when the Shares have been issued and duly delivered against payment therefor as contemplated by this Agreement, the Shares will be validly issued, fully paid and non-assessable, and, to the best of such counsel's knowledge, the Underwriters will acquire good and marketable title to the Shares, free and clear of any pledge, lien, encumbrance, security interest, or other claim, except as may be caused by an action taken by such Underwriter;

(xiii) neither the Company nor any of its Subsidiaries is, or solely as a result of the transactions contemplated hereby and the application of the proceeds from the sale of the Shares as described in the Registration Statement, Prospectus and Disclosure Package under the caption "Use of Proceeds" will become an "investment company" or a company "controlled" by an "investment company" within the meaning of the 1940 Act;

(xiv) to the best of such counsel's knowledge, there are no persons with registration or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the Securities Act;

(xv) the Shares conform in all material respects to the descriptions thereof contained or incorporated by reference in each of the Registration Statement, the Prospectus and the Disclosure Package;

(xvi) the form of certificate used to evidence the Shares complies in all material respects with all applicable statutory requirements, with any applicable requirements of the organizational documents of the Company (including the declaration of trust) and with all requirements of the New York Stock Exchange;

(xvii) the Registration Statement has become effective under the Securities Act; any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and, to the best of such counsel's knowledge, no proceedings with respect thereto have been commenced or threatened;

(xviii) as of each effective date of the Registration Statement, the Base Prospectus and the Prospectus (except as to the financial statements and other financial and statistical data contained therein, as to which such counsel need express no opinion) complied as to form in all material respects with the requirements of the Securities Act, the Exchange Act, the Securities Act Regulations and the Exchange Act Regulations; and each document filed pursuant to the Exchange Act and incorporated or deemed to be incorporated by reference in the Prospectus or the Disclosure Package complied when so filed as to form in all material respects with the requirements of the Exchange Act and the Exchange Act Regulations (it being understood that such counsel need express no opinion as to the financial statements or schedules or other financial or statistical data derived therefrom, included or incorporated by reference therein);

(xix) the information in the Registration Statement under "About BRT Realty Trust," "Provisions of Our Declaration of Trust," "Risk Factors," "Description of Securities," "Certain Relationships and Related Party Transactions," "Certain Federal Income Tax Considerations" and under
         Item 15 of Part II, and in the Prospectus and the Disclosure Package under "Our Company," "Additional Risk Factors," "Description of Common Shares," and "Certain Federal Income Tax Considerations," or the Company's declaration of trust in the Registration Statement, the Prospectus and the Disclosure Package, to the extent that it constitutes a summary of legal matters referred to therein, including with respect to the laws of the Commonwealth of Massachusetts, has been reviewed by them and is correct and constitutes accurate summaries thereof in all material respects;

(xx) the Company's Registration Statement on Form 8-A (No. 001-07172) (the "Form 8-A Registration Statement"), when filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act; the Form 8-A Registration Statement has become effective under the Exchange Act; and the Initial Shares and the Option Shares have been validly registered under the Securities Act, the Exchange Act and the Securities Act Regulations and the Exchange Act Regulations;

(xxi)    the Shares have been approved for listing on the New York Stock
         Exchange;

(xxii) to the best of such counsel's knowledge, there are no actions, suits or proceedings, inquiries, or investigations pending or threatened against the Company or any of the Subsidiaries or any of their respective officers and directors or to which the properties, assets or rights of the Company or any of its Subsidiaries are subject, at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority, arbitration panel or agency that are required to be described in the Registration Statement, the Prospectus or the Disclosure Package but are not so described;

(xxiii) to the best of such counsel's knowledge, the Company and each Subsidiary owns or possesses adequate licenses or other rights to use all intangible property rights (collectively "Intangibles") necessary to entitle the Company and each Subsidiary to conduct its business as described in both the Prospectus and the Disclosure Package, and neither the Company, nor any Subsidiary, has received notice of infringement of or conflict with (and knows of no such infringement of or conflict with) asserted rights of others with respect to any Intangibles which could have a Material Adverse Effect;

(xxiv) there are no contracts or documents of a character that are required to be filed as exhibits to the Registration Statement or to be described, summarized or incorporated by reference in the Registration Statement, the Prospectus or the Disclosure Package which have not been so filed, described, summarized or incorporated; and each filing incorporated by reference or deemed to be incorporated by reference in the Registration Statement and in the Prospectus and Disclosure Package, when each became effective or was filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the Securities Act Regulations and the Exchange Act Regulations; and

(xxv) communications by the Company provided or transmitted simultaneously with its live, in-real-time road show to a live audience conducted in connection with the sale of the Shares, is not a written communication under Rule 433 of the Securities Act and accordingly not a free writing prospectus thereunder.

         Such counsel shall state that the Underwriters are entitled and authorized to rely upon such counsel's opinion, contained in a letter to the Company dated the Closing Date (the "2006 REIT Opinion") as if the 2006 REIT Opinion were addressed to the Underwriters and effective as of the Closing Date and such counsel shall either advise the Underwriters in writing at the Option Closing Time that the Underwriters may rely on the 2006 REIT Opinion as of the Option Closing Time, or such counsel shall state that the Underwriters are entitled and authorized to rely upon such counsel's opinion contained in a letter to the Company dated the Option Closing Time (the "Option Closing REIT Opinion") as if the Option Closing REIT Opinion were addressed to the Underwriters and effective as of the Option Closing Time, regarding the Company's organization in conformity with the requirements of Sections 856 through 860 of the Internal Revenue Code of 1986, as amended, and that the Company's method of operation will enable it to continue to meet such requirements (as qualified by the assumptions and limitations included in the 2006 REIT Opinion and, if applicable, the Option Closing REIT Opinion).

         In addition, such counsel shall state that they have participated in conferences with officers and other representatives of the Company, independent public accountants of the Company and representatives of the Representatives, at which the contents of the Registration Statement, the Prospectus and the documents constituting the Disclosure Package were discussed and, although such counsel is not passing upon and does not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Prospectus or the Disclosure Package (except as and to the extent stated in subparagraphs (i), (xv), (xviii), (xix), (xx), (xxii) and (xxiv) above), nothing has caused them to believe that (i) either the Registration Statement, any amendment thereto, or any document deemed to be a part thereof, at the time of any effective date applicable thereto, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements in the Registration Statement not misleading; or (ii) the Prospectus, as of its date or at the Closing Time or any Option Closing Time, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (iii) the Disclosure Package as of the Initial Sale Time contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of circumstances under which they were made, not misleading (it being understood that, in each case, such counsel need express no belief with respect to the financial statements or schedules or other financial and statistical data derived therefrom, included or incorporated by reference in the Registration Statement the Prospectus, the Disclosure Package or any amendments or supplements thereto).

(c) As of November 24, 2006 and at the Closing Time and each Option Closing Time (if applicable), the Representatives shall have received from Ernst & Young LLP letters dated the respective dates of delivery thereof and addressed to the Representatives, in form and substance satisfactory to the Representatives, containing statements and information of the type specified in AU Section 634 "Letters for Underwriters and Certain other Requesting Parties" issued by the American Institute of Certified Public Accountants with respect to the financial statements, including any pro forma financial statements, and certain financial information of the Company and the Subsidiaries included or incorporated by reference in the Registration Statement, the Prospectus and the Disclosure Package, and such other matters customarily covered by comfort letters issued in connection with registered public offerings; provided, that the letters delivered at the Closing Time and each Option Closing Time (if applicable) shall use a "cut-off" date no more than three business days prior to such Closing Time or such Option Closing Time, as the case may be.

                  In the event that the letters referred to above set forth any changes in indebtedness, decreases in total assets or retained earnings or increases in borrowings, it shall be a further condition to the obligations of the Underwriters that (A) such letters shall be accompanied by a written explanation of the Company as to the significance thereof, unless the Representatives deem such explanation unnecessary, and (B) such changes, decreases or increases do not, in the sole judgment of the Representatives, make it impractical or inadvisable to proceed with the purchase and delivery of the Shares as contemplated by the Registration Statement.

(d) The Underwriters shall have received at the Closing Time and on each Option Closing Time the favorable opinion of Winston & Strawn LLP, dated the Closing Time or such Option Closing Time, addressed to the Representatives and in form and substance satisfactory to the Representatives.

(e) The Registration Statement shall be effective on the date hereof, the Closing Time and each Option Closing Time;

(f) No amendment or supplement to the Registration Statement, the Prospectus or any document in the Disclosure Package shall have been filed to which the Underwriters shall have objected in writing.

(g) Prior to the Closing Time and each Option Closing Time (i) no stop order suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of the Prospectus or any document in the Disclosure Package shall have been issued, and no proceedings for such purpose shall have been initiated or threatened, by the Commission, and no suspension of the qualification of the Shares for offering or sale in any jurisdiction, or the initiation or threatening of any proceedings for any of such purposes, has occurred;
         (ii) all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of the Representatives; (iii) the Registration Statement shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (iv) the Prospectus and the Disclosure Package shall not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(h) All filings with the Commission required by Rule 424 under the Securities Act to have been filed by the Closing Time shall have been made within the applicable time period prescribed for such filing by such Rule.

(i) Between the time of execution of this Agreement and the Closing Time or the relevant Option Closing Time (i) there shall not have been any Material Adverse Change, (ii) no transaction which is material and unfavorable to the Company shall have been entered into by the Company or any of the Subsidiaries, in each case, which in the Representatives' sole judgment, makes it impracticable or inadvisable to proceed with the public offering of the Shares as contemplated by the Registration Statement (iii) neither the Company nor any Subsidiary has incurred any obligation, direct or contingent, that is material to the Company and the Subsidiaries taken as a whole, except obligations incurred in the ordinary course of business, (iv) there has not been any change in the capital stock or outstanding indebtedness of the Company or the Subsidiaries that is material to the Company and the Subsidiaries taken as a whole or (v) neither the Company nor any Subsidiary has sustained any loss or damage (whether or not insured) to the property of the Company or such Subsidiary which could have a Material Adverse Effect.

(j) At the Closing Time, the Shares shall have been approved for listing on the New York Stock Exchange.

(k) The NASD shall have stated that it will raise no objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

(l) The Representatives shall have received lock-up agreements from each officer, director, and 1% or greater shareholder of the Company, in the form of Exhibit A attached hereto, and such letter agreements shall be in full force and effect.

(m) The Company will, at the Closing Time and on each Option Closing Time, deliver to the Underwriters a certificate of two principal executive officers to the effect that:

(i) the representations and warranties of the Company and any affiliate in this Agreement are true and correct, as if made on and as of the Closing Time or any Option Closing Time, as applicable, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Time or any Option Closing Time, as applicable;

(ii) no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto and no order directed at any document incorporated by reference therein ("Incorporated Document") has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the Securities Act;

(iii) the signers of such certificate have carefully examined the Registration Statement, the Prospectus, the Disclosure Package, any amendment or supplement thereto, and this Agreement, and that when the Registration Statement became effective and at all times subsequent thereto up to the Closing Time or any Option Closing Time, as applicable, the Registration Statement and the Prospectus and the Preliminary Prospectus, and any amendments or supplements thereto and any Incorporated Documents, when such Incorporated Documents became effective or were filed with the Commission, contained all material information required to be included therein by the Securities Act or the Exchange Act and the applicable rules and regulations of the Commission thereunder, as the case may be, and in all material respects conformed to the requirements of the Securities Act or the Exchange Act and the applicable rules and regulations of the Commission thereunder, as the case may be; the Registration Statement and any amendments thereto, did not and, as of the Closing Time or any Option Closing Time, as applicable, does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and the Prospectus and the Disclosure Package, and any amendments or supplements thereto, did not and as of the Closing Time or any Option Closing Time, as applicable, do not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and, since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amendment or supplement to the Prospectus or the Disclosure Package which has not been so set forth; and

(iv) subsequent to the respective dates as of which information is given in the Registration Statement, the Prospectus and the Disclosure Package, there has not been (a) any Material Adverse Change, (b) any transaction that is material to the Company and the Subsidiaries considered as one enterprise, except transactions entered into in the ordinary course of business, (c) any obligation, direct or contingent, that is material to the Company and the Subsidiaries considered as one enterprise, incurred by the Company or the Subsidiaries, except obligations incurred in the ordinary course of business, (d) any change in the capital stock or outstanding indebtedness of the Company or any Subsidiary that is material to the Company and the Subsidiaries considered as one enterprise, (e) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any Subsidiary, or (f) any loss or damage (whether or not insured) to the property of the Company or any Subsidiary which has been sustained or will have been sustained which has a Material Adverse Effect.

(n) The Company shall have furnished to the Underwriters such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement, the Prospectus and the Disclosure Package, the representations, warranties and statements of the Company contained herein and the performance by the Company of its covenants contained herein, and the fulfillment of any conditions contained herein, as of the Closing Time or any Option Closing Time, as the Underwriters may reasonably request.

(o) All filings with the Commission required by Rule 424 under the Securities Act shall have been made within the applicable time period prescribed for such filing by such Rule.

(p) The Company shall perform such of its obligations and satisfy all conditions under this Agreement that are to be performed or satisfied by the terms hereof at or before the Closing Time or the relevant Option Closing Time.

         The several obligations of the Underwriters to purchase Shares hereunder are also subject to the delivery to the Representatives on the relevant Option Closing Time of such documents as the Representatives may reasonably request with respect to the good standing of the Company, the due authorization and issuance of the Shares and other matters related to the issuance of the Shares.

7.       Termination.

         The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of the Representatives, at any time prior to the Closing Time or any Option Closing Time, (i) if any of the conditions specified in Section 6 shall not have been fulfilled when and as required by this Agreement to be fulfilled, or (ii) if there has been since the respective dates as of which information is given in the Registration Statement, the Prospectus or the Disclosure Package, any Material Adverse Change, or any development involving a prospective Material Adverse Change, or a material change in the management of the Company or any Subsidiary, whether or not arising in the ordinary course of business, or (iii) if there has occurred outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic, political or other conditions the effect of which on the United States or international financial markets is such as to make it, in the judgment of the Representatives, impracticable to market or deliver the Shares or enforce contracts for the sale of the Shares, or (iv) if trading in any securities of the Company has been suspended by the Commission, the New York Stock Exchange or the NASD, or if trading generally on the New York Stock Exchange, the American Stock Exchange or in the Nasdaq over-the-counter market has been suspended (including automatic halt in trading pursuant to market-decline triggers other than those in which solely program trading is temporarily halted), or limitations on prices for trading (other than limitations on hours or numbers of days in trading) have been fixed, or maximum ranges for prices for securities have been required, by such exchange or the NASD or by order of the Commission or any other governmental authority, or (v) if there has been any downgrading in the rating of any of the Company's debt securities or preferred stock by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Securities Act), or (vi) any federal or state statute, regulation, rule or order of any court or other governmental authority has been enacted, published, decreed or otherwise promulgated which in the reasonable opinion of the Representatives materially adversely affects or will materially adversely affect the assets, operations, business, prospects or condition (financial or otherwise) of the Company, or
(vii) any action has been taken by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in the reasonable opinion of the Representatives could have a material adverse effect on the securities markets in the United States, or (viii) the declaration of a banking moratorium by either federal or New York authorities, or (ix) in the case of any of the events specified in clauses (i) through (viii), in such event, singly or together with any other such events, makes it, in the judgment of the Representatives, impracticable to market or deliver the shares on the terms and in the manner contemplated in the Prospectus and Delivery Package.

         If the Representatives elect to terminate this Agreement as provided in this Section 7, the Company and the Underwriters shall be notified promptly by telephone, promptly confirmed by facsimile.

         If the sale to the Underwriters of the Shares, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement or if such sale is not carried out because the Company shall be unable to comply in all material respects with any of the terms of this Agreement, the Company shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 5 and 9 hereof) and the Underwriters shall be under no obligation or liability to the Company under this Agreement (except to the extent provided in Section 9 hereof) or to one another hereunder. Notwithstanding any termination of this Agreement, the Company shall be liable for all expenses which it has agreed to pay pursuant to Section 5 hereof. The Company also agrees to reimburse the several Underwriters, their directors and officers and any persons controlling any of the Underwriters for any and all fees and expenses (including, without limitation, the fees disbursements of Underwriters' counsel) incurred by them in connection with enforcing their rights hereunder (including, without limitation, pursuant to Section 9 hereof).

8. Increase in Underwriters' Commitments.

         If any Underwriter shall default at the Closing Time or on an Option Closing Time in its obligation to take up and pay for the Shares to be purchased by it under this Agreement on such date, the Representatives shall have the right, within 36 hours after such default, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Shares which such Underwriter shall have agreed but failed to take up and pay for (the "Defaulted Shares"). Absent the completion of such arrangements within such 36 hour period, (i) if the total number of Defaulted Shares does not exceed 10% of the total number of Shares to be purchased on such date, each non-defaulting Underwriter shall take up and pay for (in addition to the number of Shares which it is otherwise obligated to purchase on such date pursuant to this Agreement) the portion of the total number of Shares agreed to be purchased by the defaulting Underwriter on such date in the proportion that its underwriting obligations hereunder bears to the underwriting obligations of all non-defaulting Underwriters; and (ii) if the total number of Defaulted Shares exceeds 10% of such total, the Representatives may terminate this Agreement by notice to the Company, without liability to any non-defaulting Underwriter, except that the provisions of Sections 5 and 9 shall at all times be effective and survive such termination.

         Without relieving any defaulting Underwriter from its obligations hereunder, the Company agrees with the non-defaulting Underwriters that it will not sell any Shares hereunder on such date unless all of the Shares to be purchased on such date are purchased on such date by the Underwriters (or by substituted Underwriters selected by the Representatives with the approval of the Company or selected by the Company with the approval of the Representatives).

         If a new Underwriter or Underwriters are substituted for a defaulting Underwriter in accordance with the foregoing provision, the Company or the non-defaulting Underwriters shall have the right to postpone the Closing Time or the relevant Option Closing Time for a period not exceeding five business days in order that any necessary changes in the Registration Statement and Prospectus and other documents may be effected.

         The term "Underwriter" as used in this Agreement shall refer to and include any Underwriter substituted under this Section 8 with the like effect as if such substituted Underwriter had originally been named in this Agreement.

9. Indemnity and Contribution by the Company and the Underwriters.

(a) The Company agrees to indemnify, defend and hold harmless each Underwriter and any person who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the respective directors, officers, employees and agents of each Underwriter from and against any loss, expense, liability, damage or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or controlling person may incur under the Securities Act, the Exchange Act or otherwise, insofar as such loss, expense, liability, damage or claim arises out of or is based upon (A) any breach of any representation, warranty or covenant of the Company contained herein, (B) any failure on the part of the Company to comply with any applicable law, rule or regulation relating to the offering of securities being made pursuant to the Prospectus, (C) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment or part thereof), any Issuer Free Writing Prospectus that the Company has filed or was required to file with the Commission, or the Prospectus (the term Prospectus for the purpose of this Section 9 being deemed to include the Base Prospectus, any Preliminary Prospectus, the Prospectus and the Prospectus as amended or supplemented by the Company), (D) any application or other document, or any amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction (domestic or foreign) in order to qualify the Shares under the securities or blue sky laws thereof or filed with the Commission or any securities association or securities exchange (each an "Application"), (E) any omission or alleged omission to state a material fact required to be stated in any such Registration Statement, or necessary to make the statements made therein not misleading, (F) any omission or alleged omission from any such Issuer Free Writing Prospectus, Prospectus or any Application of a material fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading, (G) any untrue statement or alleged untrue statement of any material fact contained in any audio or visual materials used in connection with the marketing of the Shares, including, without limitation, slides, videos, films and tape recordings; except in the case of (C), (E) and (F) above only insofar as any such loss, expense, liability, damage or claim arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in and in conformity with information furnished in writing by the Underwriters through the Representatives to the Company expressly for use in such Registration Statement, Prospectus or Application. The indemnity agreement set forth in this Section 9(a) shall be in addition to any liability which the Company may otherwise have.

         If any action is brought against an Underwriter or controlling person in respect of which indemnity may be sought against the Company pursuant to subsection (a) or subsection (b) above, such Underwriter shall promptly notify the Company in writing of the institution of such action, and the Company shall assume the defense of such action, including the employment of counsel and payment of expenses; provided, however, that any failure or delay to so notify the Company will not relieve the Company of any obligation hereunder, except to the extent that its ability to defend is actually impaired by such failure or delay. Such Underwriter or controlling person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such action, or the Company shall not have employed counsel to have charge of the defense of such action within a reasonable time or such indemnified party or parties shall have reasonably concluded (based on the advice of counsel) that there may be defenses available to it or them which are different from or additional to those available to the Company and which counsel to the Underwriters believes may present a conflict for counsel representing the Company and the Underwriters (in which case the Company shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the Company and paid as incurred (it being understood, however, that the Company shall not be liable for the expenses of more than one separate firm of attorneys for the Underwriters or controlling persons in any one action or series of related actions in the same jurisdiction (other than local counsel in any such jurisdiction) representing the indemnified parties who are parties to such action). Anything in this paragraph to the contrary notwithstanding, the Company shall not be liable for any settlement of any such claim or action effected without its written consent.

(b) Each Underwriter agrees, severally and not jointly, to indemnify, defend and hold harmless the Company, the Subsidiaries, their trustees and directors, the Company's officers that signed the Registration Statement, and any person who controls the Company or any Subsidiary within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, expense, liability, damage or claim (including the reasonable cost of investigation) which, jointly or severally, the Company or any such person may incur under the Securities Act, the Exchange Act or otherwise, insofar as such loss, expense, liability, damage or claim arises out of or is based upon (A) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment or part thereof), any Issuer Free Writing Prospectus that the Company has filed or was required to file with the Commission, or the Prospectus, or any Application, (B) any omission or alleged omission to state a material fact required to be stated in any such Registration Statement, or necessary to make the statements made therein not misleading, or
(C) any omission or alleged omission from any such Issuer Free Writing Prospectus, Prospectus or any Application of a material fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading, but in each case only insofar as such untrue statement or alleged untrue statement or omission or alleged omission was made in such Registration Statement, Issuer Free Writing Prospectus, Prospectus or Application in reliance upon and in conformity with information furnished in writing by the Underwriters through the Representatives to the Company expressly for use therein. The statements set forth in paragraphs 6, 7 and 8 under the caption "Underwriting" in the Preliminary Prospectus, the Disclosure Package and the Prospectus (to the extent such statements relate to the Underwriters) constitute the only information furnished by or on behalf of any Underwriter through the Representatives to the Company for purposes of Section 3(r), Section 3(t) and Section 3(u) and this Section 9.

         If any action is brought against the Company or any such person in respect of which indemnity may be sought against any Underwriter pursuant to the foregoing paragraph, the Company, or such person shall promptly notify the Representatives in writing of the institution of such action and the Representatives, on behalf of the Underwriters, shall assume the defense of such action, including the employment of counsel and payment of expenses. The Company, or such person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Company or such person unless the employment of such counsel shall have been authorized in writing by the Representatives in connection with the defense of such action or the Representatives shall not have employed counsel to have charge of the defense of such action within a reasonable time or such indemnified party or parties shall have reasonably concluded (based on the advice of counsel) that there may be defenses available to it or them which are different from or additional to those available to the Underwriters (in which case the Representatives shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by such Underwriter and paid as incurred (it being understood, however, that the Underwriters shall not be liable for the expenses of more than one separate firm of attorneys in any one action or series of related actions in the same jurisdiction (other than local counsel in any such jurisdiction) representing the indemnified parties who are parties to such action). Anything in this paragraph to the contrary notwithstanding, no Underwriter shall be liable for any settlement of any such claim or action effected without the written consent of the Representatives.

(c) If the indemnification provided for in this Section 9 is unavailable or insufficient to hold harmless an indemnified party under subsections (a) and (b) of this Section 9 in respect of any losses, expenses, liabilities, damages or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, expenses, liabilities, damages or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Underwriters from the offering of the Shares or (ii) if (but only if) the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and of the Underwriters in connection with the statements or omissions which resulted in such losses, expenses, liabilities, damages or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Underwriters shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company bear to the underwriting discounts and commissions received by the Underwriters. The relative fault of the Company and of the Underwriters shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages and liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any claim or action.

(d) The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in subsection (c)(i) and, if applicable
(ii), above. Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Shares purchased by such Underwriter. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this
Section 9 are several in proportion to their respective underwriting commitments and not joint.

10. Survival.

         The indemnity and contribution agreements contained in Section 9 and the covenants, warranties and representations of the Company and the Subsidiaries contained in Sections 3, 4 and 5 of this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, or any person who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, or by or on behalf of the Company, the Subsidiaries, their trustees or directors and officers or any person who controls the Company, any Subsidiary within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the sale and delivery of the Shares. The Company and each Underwriter agree promptly to notify the others of the commencement of any litigation or proceeding against it and, in the case of the Company, against any of the Company's officers and directors, in connection with the sale and delivery of the Shares, or in connection with the Registration Statement or Prospectus.

11. Duties.

         Nothing in this Agreement shall be deemed to create a partnership, joint venture or agency relationship between the parties. The Underwriters undertake to perform such duties and obligations only as expressly set forth herein. Such duties and obligations of the Underwriters with respect to the Shares shall be determined solely by the express provisions of this Agreement, and the Underwriters shall not be liable except for the performance of such duties and obligations with respect to the Shares as are specifically set forth in this Agreement. The Company acknowledges and agrees that: (i) the purchase and sale of the Shares pursuant to this Agreement, including the determination of the public offering price of the Shares and any related discounts and commissions, is an arm's-length commercial transaction between the Company, on the one hand, and the several Underwriters, on the other hand, and the Company is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement;
(ii) in connection with each transaction contemplated hereby and the process leading to such transaction each Underwriter is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary of the Company or its affiliates, shareholders, creditors or employees or any other party; (iii) no Underwriter has assumed or will assume an advisory, agency or fiduciary responsibility in favor of the Company with respect to any of the transactions contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company on other matters); and (iv) the several Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company and that the several Underwriters have no obligation to disclose any of such interests. The Company acknowledges that the Underwriters disclaim any implied duties (including any fiduciary duty), covenants or obligations arising from the Underwriters' performance of the duties and obligations expressly set forth herein. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the several Underwriters with respect to any breach or alleged breach of agency or fiduciary duty.

12. Notices. Except as otherwise herein provided, all statements, requests, notices, communications and agreements shall be in writing, and:

(a) if sent to any Underwriter, shall be sufficient in all respects if delivered to Friedman, Billings, Ramsey & Co., Inc., 1001 19th Street North, Arlington, Virginia 22209, Attention: Syndicate Department, with a copy to counsel for the Underwriters at Winston & Strawn LLP, 35 West Wacker Drive, Chicago, Illinois 60601, Attention: Wayne D. Boberg, Esq.; and

(b) if sent to the Company, shall be sufficient in all respects if delivered to the Company at the offices of the Company at 60 Cutter Mill Road, Great Neck, New York 11021.

13. Governing Law; Consent to Jurisdiction; Headings. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. The parties hereto agree to be subject to, and hereby irrevocably submit to, the nonexclusive jurisdiction of any United States Federal or Virginia state court sitting in Alexandria, Virginia, in respect of any suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated herein, and irrevocably agree that all claims in respect of any such suit, action or proceeding may be heard and determined in any such court. Each of the parties hereto irrevocably waives, to the fullest extent permitted by applicable law, any objection to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding has been brought in an inconvenient forum. The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

14. Parties in Interest. The Agreement herein set forth has been and is made solely for the benefit of the Underwriters, the Company and the controlling persons, directors and officers referred to in Sections 9 and 10 hereof, and their respective successors, assigns, executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

15. Counterparts. This Agreement may be signed by the parties in counterparts which together shall constitute one and the same agreement among the parties. A facsimile signature shall constitute an original signature for all purposes.

16. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

                            [signature pages follow]

                             [Signature Page to Underwriting Agreement]

         If the foregoing correctly sets forth the understanding among the Company and the several Underwriters, please so indicate in the space provided below for the purpose, whereupon this Agreement and your acceptance shall constitute a binding agreement among the Company and the Underwriters, severally.

                                Very truly yours,

                                BRT REALTY TRUST


                               /s/ Simeon Brinberg
                               ---------------------
                               By:  Simeon Brinberg
                               Its:Senior Vice President

Accepted and agreed to as of the date first above written:

FRIEDMAN, BILLINGS, RAMSEY & CO., INC.
STIFEL, NICOLAUS & COMPANY, INCORPORATED
BMO CAPITAL MARKETS CORP.

BY:  FRIEDMAN, BILLINGS, RAMSEY & CO., INC.


/s/ James R. Kleeblatt
-----------------------
By:  James R. Kleeblatt
Its:  Senior Managing Director


For itself and on behalf of the Representatives as Representatives of the several Underwriters named on Schedule I hereto.



                                   Schedule I
                                   ----------

                                                                                         Number of Option Shares
                                                    Number of Initial                      to be Purchased if
Underwriter                                       Shares to be Purchased               Option is Fully Exercised
-----------                                       ----------------------               -------------------------

Friedman, Billings, Ramsey & Co., Inc.                   1,680,000                               252,000
Stifel, Nicolaus & Company, Incorporated                   700,000                               105,000
BMO Capital Markets Corp.                                  420,000                                63,000
                                                   -------------------------------------------------------------
     Total                                               2,800,000                               420,000




                                   Schedule II
                                   -----------

                        ISSUER FREE WRITING PROSPECTUSES

None.


                                  Schedule III
                                  ------------

                           SUBSIDIARIES OF THE COMPANY


                                                   Jurisdiction of           Jurisdiction            Ownership
                                                   Incorporation or          Qualified to         Interest by the
                                                      Formation           Transact Business           Company
                                                      ---------           -----------------           -------

Forest Green Corporation                               New York                New York                 100%
TRB No. 1 Corp.                                        New York                New York                 100%
Blue Realty Corp.                                      Delaware                Delaware                 100%
TRB No. 3 Owners Corp.                                  Wyoming                Wyoming                  100%
2190 Boston Post Road Realty Corp.                     New York                New York                 100%
TRB Ashbourne Road Corp.                             Pennsylvania            Pennsylvania               100%
BRT Funding Corp.                                      New York                New York                 100%
TRB 69th Street Corp.                                  New York                New York                 100%
TRB Yonkers Corp.                                      New York                New York                 100%
TRB Lawrence Realty Corp.                              New York                New York                 100%
TRB Hartford Corp.                                    Connecticut            Connecticut                100%
TRB Stroudsberg Realty LLC                           Pennsylvania            Pennsylvania               100%
TRB Charlotte Apartments LLC                        North Carolina          North Carolina              100%
TRB New York Corp.                                     New York                New York                 100%
TRB Realty Atlanta LLC                                  Georgia                Georgia                  100%
BRT Joint Venture No. 1 LLC                            Delaware                Delaware                 100%



                                   Schedule IV
                                   -----------

                                 JOINT VENTURES

                                                            Jurisdiction of
     Joint Venture                                              Formation                       Ownership
     -------------                                              ---------                       ---------

     Blue Hen Venture, LLC                                      Delaware                            50%
     West 69th LLC                                              New York                            50%
     Lawrence Realty Associates LLC                             New York                            50%
     Watertown Commons, LLC                                    Connecticut                          50%
     Watertown Main Street, LLC                                Connecticut                          50%
     Rutherford Glen Apartments LLC                              Georgia                            50%
     800 South Main, LLC                                       Connecticut                          50%
     Union Square Southbury, LLC                               Connecticut                          50%
     Ripco-TRB Venture 1, LLC                                   New York                            90%
     BRT Funding LLC                                            Delaware                            25%

                                STATUTORY TRUSTS

                                                             Jurisdiction of
     Joint Venture                                              Formation                        Ownership
     -------------                                              ---------                        ---------
     BRT Realty Trust Statutory Trust I                         Delaware                            100%
     BRT Realty Trust Statutory Trust II                        Delaware                            100%


                                   Schedule V
                                   ----------

                             INVESTMENTS IN SECURITIES

       Security                                     Number of Shares
       --------                                     ----------------
       Entertainment Properties Trust                   1,009,600
       Flushing Financial                                 107,822
       Eastgroup Properties                                21,600
       Acadia Realty Trust                                 13,300
       Innkeepers USA Trust                                 8,500
       Malan Liquidating Trust                              7,900

                                    Exhibit A

                             FORM OF LOCK-UP LETTER




Friedman, Billings, Ramsey & Co., Inc.
Stifel, Nicolaus & Company, Incorporated
BMO Capital Markets Corp.
c/o Friedman, Billings, Ramsey & Co., Inc.
1001 19th Street North
Arlington, Virginia 22209
                                                      December    , 2006


Ladies and Gentlemen:

         The undersigned understands that Friedman, Billings, Ramsey & Co., Inc. ("FBR") proposes to enter into an Underwriting Agreement (the "Underwriting Agreement") with BRT Realty Trust, a Massachusetts business trust (the "Company"), providing for the public offering (the "Public Offering") by the several Underwriters, including FBR (the "Underwriters"), of shares of beneficial interest, par value $3.00 per share (the "Common Shares") of the Company. Capitalized terms used herein but not otherwise defined shall have the meanings assigned to them in the Underwriting Agreement.

         To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of FBR on behalf of the Underwriters, during the period commencing on the date hereof and ending ninety (90) days from the date of the Prospectus Supplement for the Public Offering (the "Restricted Period"), the undersigned will not, directly or indirectly (a) offer, sell, agree to offer, contract to sell, solicit offers to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, pledge, lend, borrow or otherwise dispose of any Relevant Security (as defined below), and (b) establish or increase any "put equivalent position" or liquidate or decrease any "call equivalent position" with respect to any Relevant Security (in each case within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder), or otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, any economic consequences of ownership of a Relevant Security, whether or not such transaction described in clause (a) or (b) above is to be settled by delivery of Relevant Securities, other securities, in cash or other consideration. As used herein "Relevant Security" means the Common Shares, any other equity security of the Company or any of its subsidiaries and any security convertible into, or exercisable or exchangeable for, any Common Shares or other such equity security (whether such Common Shares or other security is now owned or hereafter acquired by the undersigned). The foregoing shall not apply to (i) transfers of Common Shares as a bona fide gift, (ii) transfers of Common Shares to any trust, partnership or limited liability company for the direct or indirect benefit of the undersigned or the immediate family of the undersigned and (iii) transfers of Common Shares to any beneficiary of the undersigned pursuant to a will or other testamentary document or applicable laws of descent; provided that in the case of any transfer pursuant to clause (i), (ii) or (iii) above, (A) each donee or transferee shall sign and deliver a lock-up letter substantially in the form of this letter and (B) no filing under Section 16(a) of the Exchange Act reporting a reduction in beneficial ownership of Common Shares shall be required or shall be voluntarily made during the Restricted Period. For purposes of this lock-up letter, "immediate family" shall mean any relationship by blood, marriage, domestic partnership or adoption, not more remote than first cousin.

         The undersigned hereby authorizes the Company during the Restricted Period to cause any transfer agent for the Relevant Securities to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, Relevant Securities for which the undersigned is the record holder and, in the case of Relevant Securities for which the undersigned is the beneficial but not the record holder, agrees during the Restricted Period to cause the record holder to cause the relevant transfer agent to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, such Relevant Securities. In addition, the undersigned agrees that, without the prior written consent of FBR on behalf of the Underwriters, it will not, during the Restricted Period, make any demand for or exercise any right with respect to, the registration of any Common Shares or any security convertible into or exercisable or exchangeable for Common Shares.

         If (1) during the last 17 days of the Restricted Period the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of the Restricted Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Restricted Period; the restrictions imposed by this lock-up letter shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of material news or a material event relating to the Company.

         The undersigned shall not engage in any transaction that may be restricted by this lock-up letter during the 34-day period beginning on the last day of the Restricted Period unless the undersigned requests and receives prior written confirmation from the Company or FBR that the restrictions imposed by this lock-up letter have expired.

         This lock-up letter shall be terminated (i) if for any reason the Underwriting Agreement is terminated prior to the closing of the Public Offering, (ii) the Company withdraws the registration statement registering the Common Shares, (iii) the Company deregisters all of the Common Shares covered by such registration statement or (iv) if, prior to the execution and delivery of the Underwriting Agreement, (a) December 31, 2006 occurs or (b) the Company publicly announces that it will not be proceeding with the Public Offering.

         This agreement shall be governed by and construed in accordance with the laws of the State of New York. Delivery of a signed copy of this agreement by telecopier or facsimile transmission shall be effective as delivery of the original hereof.

         The undersigned understands that the Company and the Underwriters are relying upon this agreement in proceeding toward consummation of the Public Offering. The undersigned further understands that this agreement is irrevocable and shall be binding upon the undersigned's heirs, legal representatives, successors and assigns.

         Whether or note the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriters.

                                  Very truly yours,


                                  By:
                                    ----------------------------
                                  Name:
                                  Title: